FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-3668
                                    --------

                         The Wright Managed Income Trust
                        -----------------------------------
                  (Exact Name of Registrant as Specified in Charter)

      The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
      ------------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 Alan R. Dynner
                                -----------------
      The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
      ------------------------------------------------------------------------
                   (Name and Address of Agent for Services)

                                 (617) 482-8260
                                ----------------
                         (Registrant's Telephone Number)

                                   December 31
                                 ---------------
                             Date of Fiscal Year End

                                December 31, 2003
                               --------------------
                            Date of Reporting Period

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Item 1. REPORTS TO STOCKHOLDERS




                 THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS





                           ANNUAL REPORT

                           DECEMBER 31 , 2003

                  THE WRIGHT MANAGED EQUITY TRUST
                           o   Wright Selected Blue Chip Equities Fund
                           o   Wright Major Blue Chip Equities Fund
                           o   Wright International Blue Chip Equities Fund

                  THE WRIGHT MANAGED INCOME TRUST
                           o   Wright U.S. Treasury Money Market Fund
                           o   Wright U.S. Government Near Term Fund
                           o   Wright U.S. Government Intermediate Fund
                           o   Wright Total Return Bond Fund
                           o   Wright Current Income Fund

THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS
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The Wright  Managed Blue Chip  Investment  Funds  consists of three equity funds from The Wright Managed Equity Trust, a money market fund and four other fixed income funds from The Wright Managed Income Trust. Each of the eight funds have distinct investment objectives and policies. They can be used individually or in combination to achieve virtually any objective. Further, as they are all
"no-load"  funds  (no  commissions  or  sales  charges),   portfolio  allocation
strategies can be altered as desired to meet changing market conditions or changing requirements without incurring any sales charges.

APPROVED WRIGHT INVESTMENT LIST

Securities selected for equity portfolios are drawn from investment lists developed by Wright Investors' Service (Wright). Using bottom-up fundamental analysis, Wright first identifies companies suitable for fiduciary use as "investment grade." These investment grade companies are further screened against Wright's quality standards which have evolved since the 1960s. Those meeting or exceeding these standards are promoted to the Approved Wright Investment List or AWIL. These companies, in Wright's opinion, exhibit superior investment characteristics. There are separate lists for U.S. companies, non-U.S. companies, and fixed income securities. All the companies on the AWIL are soundly financed "Blue Chips" with established records of earnings profitability and equity growth. All have established investment acceptance and active, liquid markets. Companies which do not meet this quality criteria, but which are included in a major stock market index and which meet acceptable marketability and financial strength standards may be used when necessary to reduce benchmark tracking error but a majority of the stocks in any portfolio are selected from the Approved Lists.

THREE EQUITY FUNDS

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC) seeks to enhance total investment return of price appreciation plus income by providing active management of equities of well-established companies meeting strict quality standards.
Equities selected are limited to those companies whose current operations reflect defined, quantified characteristics which have been determined to offer comparatively superior total investment returns over the intermediate term. The fund attempts to outperform the Standard & Poor's Mid-Cap 400 Index.

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC) seeks to enhance total investment return of price appreciation plus income by providing management of a broadly diversified portfolio of equities of larger well-established companies meeting strict quality standards. In selecting companies for this portfolio, Wright selects, based on quantitative formulae, those companies which are expected to do better over the intermediate term. The quantitative formulae take into consideration factors such as over/under valuation and compatibility with current market trends. Investments in the portfolio are control weighted in the selected securities and industries. The fund attempts to outperform the Standard & Poor's 500 Index.

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC) seeks total return consisting of price appreciation plus income by investing in a broadly diversified portfolio of equities of well-established, non-U.S. companies meeting strict quality standards. The portfolio may buy common stocks traded on the securities exchange of the country in which the company is based or it may purchase American Depositary Receipts (ADR's) traded in the United States. The portfolio is denominated in U.S. dollars and investors should understand that fluctuations in foreign exchange rates may impact the value of their investment.

A MONEY MARKET FUND

WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM) seeks a high rate of current income but with added safety that comes from limiting its investments to securities of the U.S. Government and its agencies. There may be an added advantage to investors that reside in states and municipalities that do not tax dividend income from mutual funds investing exclusively in U.S. Government securities.

FOUR FIXED-INCOME FUNDS

WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB) is a diversified portfolio concentrating on bonds and other obligations of the U.S. Government and U.S. Government Agencies with an average weighted maturity of between one and three years. This portfolio is designed to appeal to the investor seeking a high level of income that is normally somewhat less variable and normally somewhat higher than that available from short-term money market instruments and who is also tolerant of modest fluctuation in capital (i.e. compared with somewhat greater fluctuation likely with longer term fixed income securities). Dividends are accrued daily and paid monthly.

WRIGHT U.S. GOVERNMENT INTERMEDIATE FUND (WUSGI) seeks a high total return with an emphasis on income by investing in obligations of the U.S. Government and U.S. Government Agencies maintaining an average maturity from two to six years. The fund does not invest in derivatives. Assets are allocated on the basis of Wright's economic outlook and expected trend in short-term interest rates. Dividends are accrued daily and paid monthly.

WRIGHT TOTAL RETURN BOND FUND (WTRB) is a diversified portfolio of investment grade government and corporate bonds and other debt securities of varying maturities which, in the Adviser's opinion, will achieve the portfolio objective of best total return (i.e. the best total of ordinary income plus capital appreciation). Accordingly, investment selections and maturities may differ depending on the particular phase of the interest rate cycle. Dividends are accrued daily and paid monthly.

WRIGHT CURRENT INCOME FUND (WCIF) may be invested in a variety of securities and may use a number of strategies including GNMAs to produce a high level of income with reasonable stability of principal. The fund reinvests all principal payments. Dividends are accrued daily and paid monthly.



                         WRIGHT MANAGED INVESTMENT FUNDS
                         WRIGHT INVESTORS SERVICE, INC.
                  WRIGHT INVESTORS' SERVICE DISTRIBUTORS, INC.
                             EATON VANCE MANAGEMENT

                                 PRIVACY POLICY

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Wright is  committed  to  ensuring  your  financial  privacy.  Each of the above financial institutions has the following policy in effect with respect to nonpublic personal information about its customers:

  o The only such information we collect is information received from customers, through application forms or otherwise, and information which we necessarily receive in connection with your Wright fund transactions.

  o We will not disclose this information to anyone except as required or permitted by law. Such disclosure includes that made to other companies such as transfer agents and their employees and to our employees, in each case as necessary to service your account.

  o We have adopted policies and procedures (including physical, electronic and procedural safeguards) that are designed to protect the confidentiality of this information.

For more information about Wright's privacy policies please feel free to call 1-800-888-9471.

TABLE OF CONTENTS
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Investment Objectives.............................inside front & back cover
Letter to Shareholders............................2
Management Discussion.............................3
Performance Summaries.............................8
Management and Organization......................69

              FINANCIAL STATEMENTS

THE WRIGHT MANAGED EQUITY TRUST

   WRIGHT SELECTED BLUE CHIP EQUITIES FUND
     Portfolio of Investments..................14
     Statement of Assets & Liabilities.........17
     Statement of Operations...................17
     Statement of Changes in Net Assets........18
     Financial Highlights......................19

   WRIGHT MAJOR BLUE CHIP EQUITIES FUND
     Portfolio of Investments..................20
     Statement of Assets & Liabilities.........23
     Statement of Operations...................23
     Statement of Changes in Net Assets........24
     Financial Highlights......................25

   WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND
     Portfolio of Investments..................26
     Statement of Assets & Liabilities.........28
     Statement of Operations...................28
     Statement of Changes in Net Assets........29
     Financial Highlights......................30

   NOTES TO FINANCIAL STATEMENTS...............31

   INDEPENDENT AUDITORS' REPORT................35


THE WRIGHT MANAGED INCOME TRUST

   WRIGHT U.S. TREASURY MONEY MARKET FUND
     Portfolio of Investments..................38
     Statement of Assets & Liabilities.........39
     Statement of Operations...................39
     Statement of Changes in Net Assets........40
     Financial Highlights......................41

   WRIGHT U.S. GOVERNMENT NEAR TERM FUND
     Portfolio of Investments..................42
     Statement of Assets & Liabilities.........43
     Statement of Operations...................43
     Statement of Changes in Net Assets........44
     Financial Highlights......................45

   WRIGHT U.S. GOVERNMENT INTERMEDIATE FUND
     Portfolio of Investments..................46
     Statement of Assets & Liabilities.........47
     Statement of Operations...................47
     Statement of Changes in Net Assets........48
     Financial Highlights......................49

   WRIGHT TOTAL RETURN BOND FUND
     Portfolio of Investments..................50
     Statement of Assets & Liabilities.........54
     Statement of Operations...................54
     Statement of Changes in Net Assets........55
     Financial Highlights......................56

   WRIGHT CURRENT INCOME FUND
     Portfolio of Investments..................57
     Statement of Assets & Liabilities.........61
     Statement of Operations...................61
     Statement of Changes in Net Assets........62
     Financial Highlights......................63

   NOTES TO FINANCIAL STATEMENTS...............64

   INDEPENDENT AUDITORS' REPORT................68

LETTER TO SHAREHOLDERS
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                                                        January 2004



Dear Shareholders:

        After a lackluster third quarter, the bull market in U.S. stocks got a new head of steam in the fourth quarter of 2003. The Dow Jones Industrials, S&P 500 and Nasdaq Composite all had price increases in the 12% range for the quarter, bringing full-year gains to more than 25% for the two blue-chip indexes and to 50% for Nasdaq. While the three major stock averages still have a ways to go to get back to their 2000 highs, mid- and small-cap stock indexes, up more than 33% for 2003, made new highs in December. In local currency terms, foreign stock markets failed to keep up with U.S. stocks, although foreign currency appreciation boosted returns of dollar-based investors in excess of U.S. stock returns for both the year and the fourth quarter.

        An improving economy and surprisingly good profit growth induced investors to take on more risk in 2003. One measure of this higher risk tolerance was the rise in the S&P 500's P/E to 18 times year-ahead earnings by the end of the year from about 14 times at the market low. Also, for a good part of 2003, the market was led by low-priced stocks, some of which were also of dubious quality, with not much more to recommend them than their staying out of bankruptcy in 2001-02. This past year's improvement in investor confidence came with the quick ouster of the Saddam Hussein regime in Iraq and was reinforced by the cut in taxes on corporate dividends and by signs that the economic recovery was picking up steam. Investors managed to shrug off growing federal budget deficits and the weak dollar even though in the long run these trends could force the Federal Reserve to raise interest rates. The Fed eschewed any rate increases during 2003, and the bond market turned in a creditable performance for the year, with the Lehman U.S. Aggregate bond index returning 4.1%, most of it in the first half and mostly from corporate bonds, which averaged an 8.2% return.

        The rebounding U.S. economy roared past market expectations in the second half of 2003, with the 8.2% annual rate of increase in third-quarter GDP the best in almost 20 years. Consumers remained the main engine of growth behind the recovery and, despite December's storms, retail sales ended 2003 in a healthy uptrend. What's more, from midyear on there were signs of a pickup in business investment, aided by better-than-expected corporate profits, a positive indication for the 2004 economy, which appears to be headed for 4% growth. Even employment appeared to be rebounding in the closing months of 2003. On balance, we appear to be in a good part of the economic cycle for corporate earnings growth (and stock prices), with inflation pressures still modest enough not to put either the stock market or the bond market at great risk in 2004.

        Finally, I would like to offer some thoughts on the mutual fund scandals of 2003, which were every bit as serious as the Enron, WorldCom and Tyco scandals of 2001-02, seeing that the mutual fund industry accounts for $7 trillion of assets invested on behalf of millions of individual investors. These assets have been placed with mutual fund companies on the basis of trust that every investor will get the same fair shake from fund managers. While examples of late trading and market timing came to light in 2003, many at the big fund families, we believe that most mutual fund companies and investment managers generally earn and deserve this trust. Judging by the roughly $200 billion in net new cash flow into mutual funds during 2003, most investors share this belief. In any case, I want to assure you that 1) Wright does not permit such dealings in our mutual funds, 2) early on, Wright took measures to discourage market timers from investing with Wright, and 3) clients' and shareholders' interests are of paramount importance to Wright. If you have any questions about these matters or suggestions on how we can better serve your investment needs, please let me know. On behalf of all the employees and officers of Wright Investors' Service, I wish you a happy and prosperous new year.

                                             Sincerely,

                                            /s/Peter M. Donovan
                                             -------------------
                                             Peter M. Donovan
                                             President

MANAGEMENT DISCUSSION
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EQUITY FUNDS

After a lackluster third quarter, the bull market in U.S. stocks showed renewed vigor in the fourth quarter of 2003. The Dow Jones Industrials, S&P 500 and Nasdaq Composite all had price gains in the 12% range for the latest three months, making three quarters in a row of positive returns from equities. For all of 2003, stocks turned out to be stronger than generally expected, with the Dow and S&P 500 up more than 25% in price and Nasdaq up 50%. While the big three averages still have a way to go to get back to their 2000 highs, mid- and small-cap stocks were generally at or close to all-time highs as 2003 ended: the S&P MidCap 400 and SmallCap 600 both made new highs in December, rising 13% and 15%, respectively, for the fourth quarter and 34% and 38% for the year. In local currency terms, foreign stocks did not keep up with U.S. stocks for either the quarter or the year. However, in dollars the MSCI World ex U.S. index rose nearly 17% for the fourth quarter and 36% for the year, helped by the significant depreciation of the dollar against major currencies.

A better economy, better corporate profit margins and higher P/E multiples all figured in the stock market's rise last year. As investors grew more confident on the economy and profits, they got more comfortable with risk, pushing up the P/E multiples they paid for earnings. The improvement in investor psychology got started toward the end of the first quarter with the anticipation of the quick ouster of the Saddam Hussein regime in Iraq. Confidence got an added boost from the 2003 tax cuts, which fueled an unexpectedly strong pace of the economic recovery in the second half of the year. Q3 GDP grew at an 8.2% annual rate, the best in almost 20 years, and Q4 is shaping up for a solid 4% growth. This ramping up of growth from the first half to the second was a key factor in the stock market's robust fourth-quarter showing. Wright estimates that stronger demand and cost cutting sent S&P 500 operating profits up more than 20% in the second half of the year. With most things economic and financial coming in ahead of expectations during 2003, investors were able to shrug off such negatives as the disclosure of unethical behavior at major mutual fund families, the continuing devaluation of the dollar, ongoing hostilities with Iraq and terrorist threats.

WIS believes that the odds favor a further rise in stock prices in 2004, although it is unrealistic to expect this year's returns from equities to match 2003's. P/E multiples are higher than they were a year ago, and earnings growth is not likely to be as good this year as last, if only because the easy benefits from cost cutting have already been reaped. On the plus side for 2004 are the prospect of interest rates and inflation staying low and the restorative effects on confidence of a continuing economic expansion. We see returns from stocks in the 10% range this year, ahead of inflation and of the returns expected from bonds. We also expect market leadership in 2004 to shift from the low-priced turn-around issues that posted outsized returns in 2003 to more substantial companies with solid long-term prospects.


                                      2003   2002   2001   2000  1999   1998   1997  1996   1995  1994   1993  1992   1991
  Total Return                        Year   Year   Year   Year  Year   Year   Year  Year   Year  Year   Year  Year   Year
---------------------------------------------------------------------------------------------------------------------------------

  Wright Selected Blue Chip Fund
     (WSBC)                           30.1% -17.0% -10.2%  10.8% 5.8%   0.1%   32.7% 18.6%  30.3% -3.5%  2.1%  4.7%   36.0%
  Wright Major Blue Chip Fund
     (WMBC)                           23.2% -24.5% -16.9% -12.5% 24.0%  20.4%  33.9% 17.6%  29.0% -0.7%  1.0%  8.0%   38.9%
  Wright International Blue Chip Fund
     (WIBC)                           32.0% -14.5% -24.2% -17.6% 34.3%   6.1%   1.5% 20.7%  13.6% -1.6%  28.2% -3.9%  17.2%


WRIGHT SELECTED BLUE CHIP EQUITIES FUND
The fourth quarter of 2003 was the third quarter in a row that mid- and small-cap stocks outperformed big caps. The Wright Selected Blue Chip Fund
(WSBC), which is managed as a mid-cap blend fund, returned 12.4% for the quarter, better than the S&P 500's 12.2% but lagging the 13.2% return for the S&P MidCap 400 and 14.0% for the Russell MidCap Index; WSBC did top the 11.9% Q4 return for an average of 25 mid-cap blend funds in the Morningstar database. For the year, the WSBC Fund returned 30.1%, as compared with 35.6% for the S&P MidCaps, 40.0% for the Russell benchmark and 33.9% for the Morningstar average.

Within the S&P MidCap universe, the preference for small, low-priced stocks that was evident in the second and third quarters this year continued in the fourth quarter, although the gap in performance between big/small and low-priced/high-priced narrowed somewhat. In the fourth quarter, the WSBC Fund was able to offset most of the negative effects of its large median market cap relative to the S&P MidCap index by strong stock selection in the financial, energy and industrial sectors. In absolute terms, SPX Corp., Sovereign Bancorp, E*Trade, XTO Energy and Valero Energy made positive contributions to Fund performance in the quarter. Among the detractors were Macromedia and Mentor Graphics, which did well earlier in the year and have strong fundamentals going into 2004. For all of 2003, the Fund's biggest shortfall compared to the S&P MidCaps was in the technology and consumer discretionary sectors, where its holdings rose less than the benchmark's. Specific lagging issues included Westwood One, Oxford Health Plans and Steris Corp., all of which were sold during the year, and Tyson Foods. Positive contributors include Sandisk, E*Trade and Ivax Corp.

As with the WMBC Fund, the WSBC Fund holdings in the aggregate are larger, more profitable and faster growing than the benchmark as measured by median values. This should position it well for the 2004 market environment, which is expected to see higher equity values, albeit with much of the easy gains already achieved.

WRIGHT MAJOR BLUE CHIP EQUITIES FUND
The Wright Major Blue Chip Fund (WMBC) is managed as a blend of the large-cap growth and value stocks in the S&P 500. Reflecting the strong results of the U.S. stock market in the fourth quarter, the WMBC Fund returned 11.1%, as compared with 11.4% for an average of 146 large-cap blend funds in the Morningstar database and 12.2% for the S&P 500.

For all of 2003, the WMBC Fund returned 23.2%, compared with 26.4% for the Morningstar benchmark and 28.7% for the S&P 500. Last year, low-cap, low-priced and low-quality stocks outperformed more substantial, higher-quality issues. This trend was most pronounced in the second and third quarters, and it persisted to some extent in the fourth quarter. This characteristic of the 2003 market accounts for much of the underperformance of the WMBC Fund relative to the S&P 500 for both the fourth quarter and the year, since the WMBC tends to be weighted toward the larger issues of the benchmark. In the fourth quarter, Cisco, Intel, Nextel and Altria were among the stocks making the biggest contributions to the Fund's performance; declines in health care issues Merck and Wyeth hurt performance. For the full year, Cisco, Intel and Nextel were strong contributors, and the Fund did well with a number of its industrial selections, such as Paccar and United Technologies. Detracting from Fund performance in 2003 were losses in Eastman Kodak and J.C. Penney, which were sold during the year, as well as Merck and Wyeth.

WIS continues to believe that quality securities provide superior investment returns over the long run. The low-priced, lower-quality issues that outperformed last year now have much lower risk premiums than they did a year ago, making it likely that more substantial issues will be assuming market leadership. The WMBC Fund is well positioned for this change, with a median market cap 75% above that of the entire S&P 500. The mean and median for return on equity and historical and forecast earnings growth of the WMBC's holdings are also better than those for the S&P Composite.

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND
Helped by the depreciation of the dollar, foreign stocks had better returns measured in dollars than U.S. stocks did in the fourth quarter and for all of 2003. The Wright International Blue Chip Fund (WIBC) returned 15.1% in the quarter, compared to the MSCI's World ex U.S. Index's 17.0% return and the 15.9% return averaged by 114 international equity funds in the Morningstar database. For the full year, the WIBC returned 32.0%, compared to 39.4% for the MSCI benchmark and 34.3% for the Morningstar average.

In the fourth quarter and the full year, WIBC's position in Japan accounted for its underperformance relative to the MSCI Index. Lower-quality stocks and retailers, both areas where WIBC held underweight positions, did well in Japan in Q4. Another specific issue that hurt Fund performance in the quarter was Canadian health care company Biovail, which had several unfavorable developments in the quarter. On the plus side, the Fund's European holdings outperformed the index. Earlier in the year, the Fund's relative performance was dampened by its concentration on high-quality stocks at a time when low-quality, smaller issues were outperforming.

In our view, foreign stock markets continue to look attractive, especially for dollar-based investors. In 2004, the dollar is expected to continue its decline, providing another positive effect on dollar returns on foreign stocks, albeit probably not as large a one as in 2003. International economies and corporate profits are forecast to improve this year, and compared to the U.S., many foreign markets look more attractively valued.

FIXED-INCOME FUNDS
Given the rise in the stock market and signs that economic recovery was picking up steam, the bond market turned in a creditable performance for the fourth quarter and the full-year 2003. As 2003 began, WIS expected that the ten-year Treasury bond yield, then at 3.8%, would end the year closer to 5% than to 4%. As things turned out, the yield went to a 50-year low of 3.1% in June (just before the Fed cut the fed funds rate to a 50-year low of 1.0%). From there, the yield climbed to its 2003 high of 4.6% around Labor Day, dipped back to 3.9% at the end of the third quarter, and then rose during the fourth quarter to close a very volatile year at 4.25%.

The Lehman U.S. Aggregate Bond index returned 4.1% for the year, nearly twice the rate of inflation, with virtually all the return coming in the first half. As we expected, for the fourth quarter and the year, the better economy contributed to corporate issues outperforming Treasury and Agency securities. (In the corporate sector, it was generally true during 2003 that the lower the quality, the better the performance.) Mortgage-backed issues also outperformed Treasuries for the quarter and the year; they beat corporates in the fourth quarter but lagged for all of 2003.

The positive returns from fixed-income investments last year reflected the fact that despite the accelerating expansion, the threat of inflation seemed remote for much of the year. In fact, deflation was deemed a bigger threat for a while, although this fear retreated later in the year as signs of stronger growth became more numerous. Productivity growth was the best in a generation or more, and excess production capacity limited the pricing power of business globally; in combination, these factors contributed to the low inflation scenario. As the economic expansion continues in 2004, some uptick in inflation is likely. However, the productivity growth and global competition that dampened inflation in 2003 will still be at work in 2004, holding inflation down. The Federal Reserve has indicated that it will be patient in raising interest rates. In this environment, we expect that market interest rates will rise modestly this year; the 90-day T-bill rate could move up to about 1.5% and we see the ten-year Treasury yield closing in on 5.0% by year end. This suggests modest returns from Treasuries, which will do well to keep up with inflation this year. WIS believes that including select corporates in fixed-income portfolios will enhance their returns again during 2004.


                                      2003   2002  2001   2000  1999   1998   1997  1996   1995  1994   1993  1992   1991
  Total Return                        Year   Year  Year   Year  Year   Year   Year  Year   Year  Year   Year  Year   Year
--------------------------------------------------------------------------------------------------------------------------------

  Wright U.S. Treasury Money Market
     Fund (WTMM)                      0.6%   1.6%  3.7%   5.4%   4.3%  4.7%   4.8%  4.9%    5.3%  3.6%   2.5%  3.3%   n.a.
  Wright U.S. Gov't. Near-Term
     Bond Fund (WNTB)                 0.6%   5.4%  6.8%   6.9%   1.9%  6.0%   5.9%  3.9%   11.9% -3.1%   8.0%  6.3%   13.1%
  Wright U.S. Gov't. Intermediate
     Bond Fund (WUSGI)                1.4%   8.1%  5.4%  12.6%  -4.0% 10.0%   9.1% -1.2%   28.2% -8.6%  15.9%  7.1%   17.6%
  Wright Total Return Bond Fund
     (WTRB)                           3.3%   9.0%  5.0%  10.6%  -3.9%  9.6%   9.3%  0.9%   22.0% -6.6%  11.0%  7.1%   15.4%
  Wright Current Income Fund
     (WCIF)                           1.7%   7.7%  7.2%  10.3%   0.5%  6.5%   8.6%  4.4%   17.5% -3.3%   6.6%  6.7%   15.3%




WRIGHT U.S. TREASURY MONEY MARKET FUND

After cutting the fed funds rate 1.0% in June, the Federal Reserve held it there for the rest of the year. During the fourth quarter of 2003, the yield on 90-day Treasury bills stayed under 1.0%. The Wright U.S. Treasury Money Market Fund
(WTMM) returned 0.12% for the quarter, slightly less than the 0.26% return on 90-day T-bills but ahead of the 0.10% reported for an average of Treasury money market funds. WTMM's full-year return was 0.6%, as compared with 1.1% for T-bills and 0.5% for the average Treasury money market fund. In our view, the Fed is unlikely to raise interest rates at least until the second half of 2004. In anticipation of higher interest rates ahead, T-bill rates may move up to the 1.5% range by the end of 2004. Returns on money market funds are likely to increase only slightly in the coming year.

WRIGHT U.S. GOVERNMENT NEAR TERM FUND

The Wright U.S. Government Near-Term Fund (WNTB) is positioned to offer a better return than money market funds with less sensitivity to changes in interest rates than longer maturity funds. WNTB lost 0.1% in the fourth quarter, compared to a 0.2% return for the Lehman 1-3 year government bond index and 0.1% returns for the average of 54 Morningstar government bond funds with an average maturity of 1-3 years and the average money market fund (about 900 funds). The WNTB returned 0.6% for all of 2003, topping the average money market fund (0.5%) but behind the 2.0% return for the Lehman benchmark and the Morningstar average's 1.6%. WNTB also offered an indicated annual yield of more than 2.5% as of year-end. Early in the year when interest rates were declining, the Fund's short duration, designed to minimize its sensitivity to interest rates changes, limited its return. At the start of the third quarter, WNTB had an overweight position in agency issues, which offer higher yields than Treasury issues. However, shorter-term agency issues lost more than Treasury issues in the quarter. As agency issues came under pressure, the Fund's positioning in this sector was reduced. This reduction hurt performance in the fourth quarter, when Agencies had slightly smaller losses than Treasury issues. At the start of 2004, the WNTB Fund was maintaining a defensive stance, with a relatively short duration of 1.4 years compared to 1.8 for its Lehman benchmark. The Fund held Treasury securities (62%), agencies (30%) and mortgage backed issues (8%).

WRIGHT U.S. GOVERNMENT INTERMEDIATE FUND

The Wright U.S. Government Intermediate Fund (WUSGI) is positioned as an intermediate maturity fund with virtually no credit risk. With interest rates rising in the fourth quarter, the WUSGI lost 0.3%, in the same range as the 0.2% loss for both the Lehman U.S. government intermediate bond index and an average of 138 intermediate government bond funds in the Morningstar database. For all of 2003, the WUSGI Fund returned 1.4%, about the same as the 1.5% return for the Morningstar index, but behind the 2.3% return of the Lehman Benchmark.

Much of this Fund's 2003 return shortfall relative to the Lehman benchmark came in the third quarter, when the Fund's performance was hurt by its overweighting in Agency issues, which lagged Treasuries for the period due to negative news concerning the sector. The Fund's shorter-than-benchmark duration hurt its performance early in the year when rates were falling, but helped in the fourth quarter as yields moved higher. At the start of 2004, the Fund was invested 46% in government agencies, 45% in Treasury issues and about 9% in mortgage-backed securities. The overweight position in Agencies is being maintained to pick up extra yield while the Fund's shorter-than-benchmark duration (2.9 years compared to 3.4 for the Lehman index) reflects our expectation that interest rates will rise modestly in 2004.

WRIGHT TOTAL RETURN BOND FUND

In the fourth quarter of 2003, the Wright Total Return Bond Fund (WTRB), a diversified bond fund, returned 0.1% compared to the Lehman U.S. Aggregate Bond Composite's 0.3% return and the 0.2% return for an average of 199 total return bond funds in the Morningstar database. For the year, WTRB returned 3.3%, compared to 4.1% for the Lehman benchmark and 4.0% for the Morningstar average.

As with the WUSGI Fund, most of the WTRB Fund's 2003 shortfall relative to the Lehman Benchmark came in the third quarter, when it was underweight in mortgage-backed issues, which did well, and overweight in agencies, which lagged. In the fourth quarter, the Fund benefited from its overweight position in corporates and its shorter-than-benchmark duration. At year-end 2003, the WTRB was structured in keeping with WIS's expectation that the economic recovery will continue, resulting in further tightening of corporate spreads and a modest rise in interest rates: the WTRB was underweight in Treasury issues (13%) and agencies (10%) and overweight in corporates (37%); the mortgage-backed position was about neutral (35%); the Fund also held asset-backed issues (4%) and some frictional cash. Fund holdings had shorter maturity (6.1 years) and duration (4.3 years) than the Lehman benchmark, which should help Fund performance in a rising interest rate environment.

WRIGHT CURRENT INCOME FUND

The Wright Current Income Fund (WCIF) is almost entirely invested in GNMA issues (mortgage-based securities, known as Ginnie Mae's, with explicit backing from the Federal government). After lagging in the first half of the year, Ginnie Mae's outperformed the Lehman aggregate return in the second half, as rising mortgage rates reduced prepayment risk. For the latest three months, WCIF returned 0.7%, lagging the Lehman Ginnie Mae index, which returned 1.0% but ahead of the 0.6% return for the average of 61 Morningstar government mortgage funds. For all of 2003, WCIF returned 1.7%, compared to a 2.9% return for the Lehman benchmark and 2.1% for the Morningstar average.

The WCIF Fund is actively managed to maximize income and minimize principal fluctuation. In the low interest rate environment of early 2003, extensive mortgage prepayments made lower coupon issues more attractive. In the fourth quarter, in anticipation of rising interest rates, WCIF shifted its holdings towards higher-coupon issues. While this penalized the Fund's performance a bit compared to the Lehman benchmark in the fourth quarter, it puts the Fund in a good position for the slowly rising interest rates we expect in 2004. At year end 2003, the WCIF's indicated annual yield was 5.0%, with minimum credit risk, making it attractive for income-oriented investors.


U.S. SECURITIES MARKETS -------------------------------------------------------

The Dow Jones Industrial Average chart shows the point changes in the average which consists of 30 major NYSE industrial companies and is a price-weighted arithmetic average, with the divisor adjusted for stock splits. The yield chart shows the basis point changes in the U.S. Treasury bond which is the benchmark U.S. Treasury bond with a maturity of 10 years.

The following plotting points are used for comparison in the mountain charts.


       Date           Dow Jones           U.S. 10 Year
                   Industrial Average   Treasury Bond Yield

      12/31/94         3834.44               7.84%
      12/31/95         5117.12               5.58%
      12/31/96         6448.27               6.43%
      12/31/97         7908.25               5.75%
      12/31/98         9181.43               4.65%
      12/31/99       11,497.12               6.44%
      12/31/00       10,786.85               5.11%
      12/31/01       10,021.50               5.00%
      12/31/02        8,341.63               3.82%
      12/31/03       10,453.92               4.25%
--------------------------------------------------------------------------------

PERFORMANCE SUMMARIES
-------------------------------------------------------------------------------



                           IMPORTANT

The Total Investment Return is the percent return of an initial $10,000 investment made at the beginning of the period to the ending redeemable value assuming all dividends and distributions are reinvested. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

WRIGHT  SELECTED  BLUE CHIP  EQUITIES  FUND
Growth of $10,000  Invested  1/1/92 Through 12/31/03

                                                                             Average Annual Total Return
                                                                       --------------------------------------------
                                                                         Last 1 Yr      Last 5 Yrs     Last 10 Yrs
---------------------------------------------------------------------------------------------------------------------------
       WSBC
         - Return before taxes                                             30.06%          2.59%          8.45%
         - Return after taxes on distributions                             29.66%          0.40%          5.88%
         - Return after taxes on distributions and sales of fund shares    23.73%          0.40%          5.88%
       S&P MidCap 400                                                      35.62%          9.21%         13.93%




The cumulative total return of a U.S. $10,000 investment in the WRIGHT SELECTED BLUE CHIP EQUITIES FUND on 12/31/93 would have grown to $22,515 by December 31, 2003.

The following plotting points are used for comparison in the total investment return mountain chart.

  Date          Wright Selected      S&P MidCap
                 Blue Chip Fund          400

12/31/93          $10,000              $10,000
12/31/94          $ 9,648              $ 9,642
12/31/95          $12,575              $12,625
12/31/96          $14,911              $15,050
12/31/97          $19,786              $19,904
12/31/98          $19,813              $23,708
12/31/99          $20,954              $27,199
12/31/2000        $23,206              $31,960
12/31/2001        $20,850              $31,767
12/31/2002        $17,311              $27,157
12/31/2003        $22,515              $36,830
-------------------------------------------------------------------------------


WRIGHT MAJOR BLUE CHIP EQUITIES FUND
Growth of $10,000  Invested  1/1/92 Through 12/31/03

                                                                                Average Annual Total Return
                                                                        ------------------------------------------
                                                                         Last 1 Yr      Last 5 Yrs     Last 10 Yrs
-------------------------------------------------------------------------------------------------------------------------
       WMBC
         - Return before taxes                                             23.20%         -3.47%          7.36%
         - Return after taxes on distributions                             23.07%         -3.92%          4.80%
         - Return after taxes on distributions and sales of fund shares    18.50%         -3.92%          4.80%
       S&P 500                                                             28.68%         -0.57%         11.07%


The cumulative total return of a U.S. $10,000 investment in the WRIGHT MAJOR BLUE CHIP EQUITIES FUND on 12/31/93 would have grown to $20,349 by December 31, 2003.

The following plotting points are used for comparison in the total investment return mountain chart.

    Date     Wright Major Blue
                Chip Fund          S&P 500

  12/31/93      $10,000            $10,000
  12/31/94      $ 9,927            $10,132
  12/31/95      $12,805            $13,939
  12/31/96      $15,063            $17,140
  12/31/97      $20,163            $22,859
  12/31/98      $24,282            $29,391
  12/31/99      $30,097            $35,576
  12/31/2000    $26,319            $32,337
  12/31/2001    $21,878            $28,493
  12/31/2002    $16,517            $22,196
  12/31/2003    $20,349            $28,563
--------------------------------------------------------------------------------

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND-- Standard Shares
Growth of $10,000 Invested 1/1/92 Through 12/31/03

                                                                                Average Annual Total Return
                                                                        ----------------------------------------
                                                                         Last 1 Yr      Last 5 Yrs     Last 10 Yrs
--------------------------------------------------------------------------------------------------------------------------
       WIBC
         - Return before taxes                                             31.96%         -1.09%          3.25%
         - Return after taxes on distributions                             31.59%         -1.74%          2.39%
         - Return after taxes on distributions and sales of fund shares    25.35%         -1.74%          2.39%
       MSCI World ex US Index                                              39.42%          0.45%          4.73%


The cumulative total return of a U.S. $10,000 investment in the WRIGHT INT'L BLUE CHIP EQUITIES FUND on 12/31/93 would have grown to $13,763 by December 31, 2003.

The following plotting points are used for comparison in the total investment return mountain chart.

     Date       Wright Int'l Blue Chip   MSCI World Ex U.S.
                   Equities Fund               Index


   12/31/93           $10,000                $10,000
   12/31/94           $ 9,836                $10,735
   12/31/95           $11,175                $11,959
   12/31/96           $13,492                $12,781
   12/31/97           $13,699                $13,071
   12/31/98           $14,540                $15,524
   12/31/99           $19,521                $19,859
   12/31/2000         $16,089                $17,203
   12/31/2001         $12,199                $13,522
   12/31/2002         $10,429                $11,386
   12/31/2003         $13,763                $15,874
--------------------------------------------------------------------------------

WRIGHT U.S. GOVERNMENT NEAR TERM FUND
Growth of $10,000 Invested 1/1/92 Through 12/31/03

                                                                                Average Annual Total Return
                                                                        -----------------------------------------
                                                                         Last 1 Yr      Last 5 Yrs     Last 10 Yrs
--------------------------------------------------------------------------------------------------------------------------
       WNTB
        - Return before taxes                                              0.61%           4.31%          4.57%
        - Return after taxes on distributions                             -0.53%          -2.58%          2.51%
        - Return after taxes on distributions and sales of fund shares    -0.53%          -2.58%          2.51%
       Lehman Govt. 1-3 Year                                               2.01%           5.51%          5.73%

 The cumulative total return of a U.S. $10,000 investment in the WRIGHT U.S.GOVERNMENT NEAR TERM FUND on 12/31/93 would have grown to $15,628 by December 31,2003.

The following plotting points are used for comparison in the total investment return mountain chart.

      Date       Wright U.S. Government   Lehman Gov't
                 Near Term Bond Fund       1-3 Years

   12/31/93           $10,000               $10,000
   12/31/94           $ 9,691               $10,052
   12/31/95           $10,847               $11,141
   12/31/96           $11,275               $11,707
   12/31/97           $11,943               $12,486
   12/31/98           $12,657               $13,356
   12/31/99           $12,899               $13,753
   12/31/2000         $13,793               $14,876
   12/31/2001         $14,734               $16,146
   12/31/2002         $15,533               $17,116
   12/31/2003         $15,628               $17,461
--------------------------------------------------------------------------------

WRIGHT U.S. GOVERNMENT INTERMEDIATE FUND
Growth of $10,000 Invested 1/1/92 Through 12/31/03

                                                                                Average Annual Total Return
                                                                         ---------------------------------------
                                                                         Last 1 Yr      Last 5 Yrs     Last 10 Yrs
--------------------------------------------------------------------------------------------------------------------------
       WUSGI
        - Return before taxes                                              1.36%           4.54%          5.65%
        - Return after taxes on distributions                             -0.68%           2.26%          3.21%
        - Return after taxes on distributions and sales of fund shares    -0.68%           2.26%          3.21%
       Lehman Government Intermediate Bond Index                           2.29%           6.18%          6.32%
       Lehman Treasury Bond Index                                          2.24%           6.18%          6.69%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT U.S. GOVERNMENT INTERMEDIATE FUND on 12/31/93 would have grown to $17,318 by December 31, 2003.

The following plotting points are used for comparison in the total investment return mountain chart.

    Date      Wright U.S.    Lehman Treasury     Lehman Government
              Government     Bond Index          Intermediate Fund
              Intermediate
              Fund

  12/31/93      $10,000          $10,000            $10,000
  12/31/94      $ 9,138          $ 9,662            $ 9,826
  12/31/95      $11,713          $11,435            $11,242
  12/31/96      $11,565          $11,743            $11,698
  12/31/97      $12,615          $12,867            $12,601
  12/31/98      $13,871          $14,158            $13,671
  12/31/99      $13,320          $13,796            $13,737
  12/31/2000    $15,000          $15,661            $15,176
  12/31/2001    $15,809          $16,718            $16,453
  12/31/2002    $17,085          $18,689            $18,039
  12/31/2003    $17,318          $19,108            $18,452
--------------------------------------------------------------------------------

WRIGHT TOTAL RETURN BOND FUND
Growth of $10,000 Invested 1/1/92 Through 12/31/03

                                                                                Average Annual Total Return
                                                                         ----------------------------------------
                                                                         Last 1 Yr      Last 5 Yrs     Last 10 Yrs
----------------------------------------------------------------------------------------------------------------------------
       WTRB
        - Return before taxes                                              3.25%           4.66%          5.63%
        - Return after taxes on distributions                              1.54%           2.54%          3.35%
        - Return after taxes on distributions and sales of fund shares     1.54%           2.54%          3.35%
       Lehman Aggregate Bond Index                                         4.10%           6.62%          6.95%


The cumulative total return of a U.S. $10,000 investment in the WRIGHT TOTAL RETURN BOND FUND on 12/31/93 would have grown to $17,287 by December 31, 2003.

The following plotting points are used for comparison in the total investment return mountain chart.

     Date  Wright Total Retun   Lehman Aggregate Bond
              Bond Fund              Index

  12/31/93     $10,000             $10,000
  12/31/94     $ 9,345             $ 9,708
  12/31/95     $11,398             $11,502
  12/31/96     $11,500             $11,920
  12/31/97     $12,563             $13,070
  12/31/98     $13,765             $14,206
  12/31/99     $13,226             $14,089
  12/31/2000   $14,631             $15,727
  12/31/2001   $15,356             $17,055
  12/31/2002   $16,743             $18,804
  12/31/2003   $17,287             $19,576
--------------------------------------------------------------------------------


WRIGHT CURRENT INCOME FUND-- Standard Shares
Growth of $10,000 Invested 1/1/92 Through 12/31/03

                                                                                Average Annual Total Return
                                                                         ----------------------------------------------
                                                                         Last 1 Yr      Last 5 Yrs     Last 10 Yrs
---------------------------------------------------------------------------------------------------------------------------
       WCIF
        - Return before taxes                                              1.73%           5.42%          5.97%
        - Return after taxes on distributions                             -0.13%           3.13%          3.47%
        - Return after taxes on distributions and sales of fund shares    -0.13%           3.13%          3.47%
       Lehman GNMA Index                                                   2.85%           6.50%          6.92%


The cumulative total return of a U.S. $10,000 investment in the WRIGHT CURRENT INCOME FUND on 12/31/93 would have grown to $17,851 by December 31, 2003.

The following plotting points are used for comparison in the total investment return mountain chart.

            Date      Wright Current       Lehman GNMA
                        Income Fund            Index

          12/31/93       $10,000              $10,000
          12/31/94       $ 9,672              $ 9,850
          12/31/95       $11,361              $11,529
          12/31/96       $11,855              $12,167
          12/31/97       $12,870              $13,327
          12/31/98       $13,708              $14,250
          12/31/99       $13,779              $14,524
          12/31/2000     $15,199              $16,138
          12/31/2001     $16,291              $17,464
          12/31/2002     $17,546              $18,982
          12/31/2003     $17,851              $19,523
--------------------------------------------------------------------------------

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - December 31, 2003


                                       Shares       Value

       EQUITY INTERESTS -- 98.7%

AUTOMOBILES & COMPONENTS -- 3.5%

BorgWarner, Inc.....................   4,380   $    372,607
Carlisle Cos., Inc..................   2,345        142,717
Copart Inc..........................  11,030        181,995
Gentex Corp.*.......................   3,805        168,029
Lear Corp*..........................   7,915        485,427
                                                -----------
                                               $  1,350,775
                                                -----------



BANKS -- 10.8%

Associated Banc-Corp................   8,970   $    382,570
Banknorth Group Inc.................  13,870        451,191
Compass Bancshares, Inc.............   9,440        371,086
Greenpoint Financial Corp...........  11,065        390,816
Hibernia Corp. - Class A............  11,135        261,784
Independence Community Bank.........   8,270        297,472
M&T Bank Corp.......................   4,045        397,623
New York Community Bankcorp.........  15,965        607,468
Sovereign Bancorp Inc...............  27,055        642,556
Webster Financial Corp..............   6,815        312,536
                                                -----------
                                               $  4,115,102
                                                -----------



BUILDING MATERIALS -- 0.5%

Cytyc Corp..........................  13,245   $    182,251
                                                -----------




CAPITAL GOODS -- 5.3%

Ametek Inc..........................   3,225   $    155,638
Donaldson Co., Inc..................   2,235        132,223
Jacobs Engineering Group, Inc.*.....   7,500        360,075
L-3 Communications Holdings, Inc....   4,365        224,186
Pentair, Inc........................   5,870        268,259
SPX Corp............................  10,140        596,333
Vishay Intertechnology, Inc*........  12,445        284,990
                                                -----------
                                               $  2,021,704
                                                -----------



CHEMICALS -- 1.6%

Cytec Industries, Inc.*.............   6,355   $    243,968
Minerals Technologies, Inc..........   3,425        202,931
Scotts Company - Class A............   2,640        156,182
                                                -----------
                                               $    603,081
                                                -----------


COMMERCIAL SERVICES & SUPPLIES -- 3.2%

Ceridian Corp.*.....................   8,985   $    188,146
Corinthian Colleges, Inc.*..........   2,500        138,900
Manpower, Inc.......................   4,260        200,561
Rent-A-Center Inc...................   6,040        180,475
Republic Services, Inc. - Class A*..  20,315        520,673
                                                -----------
                                               $  1,228,755
                                                -----------


COMPUTERS & PERIPHERALS -- 2.6%

CDW Corp.*..........................   4,700   $    271,472
Sandisk Corp.*......................   6,005        367,146
Storage Technology Corp.*...........   9,265        238,574
Tech Data Corp.*....................   2,765        109,743
                                                -----------
                                               $    986,935
                                                -----------


CONSUMER DURABLES & APPAREL -- 1.8%

Mohawk Industries, Inc.*............   7,170   $    505,772
Timberland Co. - Class A............   3,830        199,428
                                                -----------
                                               $    705,200
                                                -----------


DIVERSIFIED FINANCIALS -- 3.6%

E*Trade Group, Inc.*................  44,925        568,301
Legg Mason, Inc.....................   6,260        483,147
New Plan Excel Realty Trust REIT....  13,060        322,190
                                                -----------
                                               $  1,373,638
                                                -----------




ELECTRONICS -- 1.1%

Arrow Electronics, Inc..............   5,500   $    127,270
Atmel Corp..........................  24,360        146,404
Cree Inc............................   8,735        154,522
                                                -----------
                                               $    428,196
                                                -----------


ENERGY -- 10.0%

AGL Resources Inc...................   7,030   $    204,573
Equitable Resources, Inc............   7,255        311,385
Forrest Oil Corp.*..................   7,160        204,561
MDU Resources Group Inc.............  10,607        252,553
Murphy Oil Corp.....................   7,150        466,966
Oneok Inc...........................  10,875        240,120
Peabody Energy Corp.................   4,700        196,037
Pogo Producing Co...................  10,895        526,228
Smith International, Inc.*..........   6,890        286,073
Valero Energy Corp..................  14,635        678,186
XTO Energy, Inc.....................  16,273        460,526
                                                -----------
                                               $  3,827,208
                                                -----------

FOOD, BEVERAGE & TOBACCO -- 3.3%

Constellation Brands, Inc.-Class A*.  10,120   $    333,252
Dean Foods Co.*.....................  15,237        500,840
Smucker Co. (J.M.) .................   4,885        221,242
Tyson Foods, Inc. - Class A.........  15,400        203,896
                                                -----------
                                               $  1,259,230
                                                -----------


HEALTH CARE EQUIPMENT & SERVICES-- 3.6%
AdvancePCS*.........................   2,055   $    108,216
Coventry Health Care, Inc.*.........   6,380        411,446
Health Net, Inc.*...................  12,785        418,069
Lincare Holdings Inc................   5,035        151,201
Universal Health Services,
 Inc. - Class B.....................   5,015        269,406
                                                -----------
                                               $  1,358,338
                                                -----------


HOME CONSTRUCTION, FURNISHINGS & APPLIANCES-- 4.8%
D.R. Horton, Inc....................  10,120   $    437,791
Graco Inc...........................   5,695        228,370
Hon Industries, Inc.................   5,970        258,620
Lennar Corp.........................   4,945        474,720
Toll Brothers Inc...................   6,200        246,512
York International Corp.............   4,890        179,952
                                                -----------
                                               $  1,825,965
                                                -----------


HOTELS, RESTAURANTS & LEISURE -- 4.5%

Applebee's International, Inc.......   5,130   $    201,455
Brinker International, Inc.*........   5,495        182,214
Callaway Golf Company...............   4,795         80,796
Gtech Holdings Corp.*...............   9,115        451,101
Mandalay Resort Group...............   7,945        355,300
Outback Steakhouse, Inc.............   4,285        189,440
Ruby Tuesday Inc....................   8,665        246,866
                                                -----------
                                               $  1,707,172
                                                -----------


INSURANCE -- 8.5%

American Financial Group, Inc.......   4,825   $    127,670
Amerus Group Co.....................   6,220        217,513
Everest Re Group, Ltd...............   5,065        428,499
Fidelity National Financial, Inc....  10,566        409,749
HCC Insurance Holdings, Inc.........   5,205        165,519
Leucadia National Corp..............   5,685        262,079
Old Republic International Corp.....  18,255        462,947
Pacificare Health Systems...........   3,215        217,334
Protective Life Corp................   7,590        256,846
Radian Group, Inc...................   7,985        389,269
Stancorp Financial Group............   4,740        298,051
                                                -----------
                                               $  3,235,476
                                                -----------


MATERIALS -- 2.4%

Airgas, Inc.........................  11,910   $    255,827
Precision Castparts Corp............   8,990        408,236
Valspar Corp........................   4,970        245,617
                                                -----------
                                               $    909,680
                                                -----------


MEDIA -- 0.9%

Belo Corp. - Class A................   8,075   $    228,846
Macrovision Corp....................   5,810        131,248
                                                -----------
                                               $    360,094
                                                -----------


PHARMACEUTICALS & BIOTECHNOLOGY -- 6.8%

Barr Laboratories, Inc.*............   4,722   $    363,358
Beckman Coulter Inc.................   2,890        146,899
Gilead Sciences, Inc.*..............   4,440        258,142
IVAX Corp...........................   8,090        193,189
Millennium Pharmaceuticals..........  10,100        188,567
Mylan Laboratories, Inc.............  21,537        544,025
Omnicare, Inc.......................   9,550        385,725
Pharmaceutical Resources, Inc.*.....   3,300        214,995
SICOR, Inc.*........................  11,425        310,760
                                                -----------
                                               $  2,605,660
                                                -----------


RETAILING -- 5.7%

Abercrombie & Fitch Co. - Class A*..   5,410   $    133,681
Chico's FAS, Inc.*..................   7,955        293,937
Claire's Stores, Inc................  11,100        209,124
Michaels Stores, Inc................   3,415        150,943
Neiman Marcus Group, Inc. - Class A*   6,860        368,176
Payless Shoesource Inc..............   8,100        108,540
Pier 1 Imports, Inc.................  11,840        258,822
Ross Stores, Inc....................  16,930        447,460
Williams-Sonoma, Inc................   6,145        213,662
                                                -----------
                                               $  2,184,345
                                                -----------



SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 2.7%

Fairchild Semiconductor International  8,240    $   205,753
International Rectifier Corp.*......   6,500        321,165
Lam Research Corp.*.................  11,205        361,922
Semtech Corp.*......................   6,850        155,701
                                                -----------
                                               $  1,044,541
                                                -----------

SOFTWARE & SERVICES -- 4.0%

Fair Isaac, Inc.....................   6,970   $    342,645
Jack Henry & Associates, Inc........   5,775        118,850
Macromedia, Inc.*...................   5,540         98,834
Mentor Graphics Corp................   8,865        128,897
Sybase, Inc.*.......................  14,835        305,304
Synopsys, Inc.*.....................  16,120        544,211
                                                -----------
                                               $  1,538,741
                                                -----------



TELECOMMUNICATION SERVICES -- 2.1%

Adtran, Inc.*.......................   8,190   $    253,890
Cincinnati Bell, Inc.*..............  12,345         62,342
Plantronics Inc.....................   3,940        128,641
Polycom Inc.........................   7,925        154,696
Telephone & Data Systems, Inc.......   2,975        186,086
                                                -----------
                                               $    785,655
                                                -----------



TRANSPORTATION -- 1.7%

J.B. Hunt Transport Services, Inc.*.  10,385   $    280,499
Overseas Shipholding Group..........   5,100        173,655
Werner Enterprises Inc..............   9,786        190,729
                                                -----------
                                               $    644,883
                                                -----------


UTILITIES -- 3.7%

Energy East Corp....................   5,435   $    121,744
Great Plains Energy, Inc............   4,495        143,031
NSTAR Corp..........................   3,785        183,573
Questar Corp........................  10,700        376,105
SCANA Corp..........................   6,030        206,528
Wisconsin Energy Corp...............  11,605        388,187
                                                -----------
                                               $  1,419,168
                                                -----------


TOTAL EQUITY INTERESTS-- 98.7%
  (identified cost, $28,788,589)               $ 37,701,793

OTHER ASSETS,
  LESS LIABILITIES  -- 1.3%                         488,013
                                                -----------

NET ASSETS -- 100%                             $ 38,189,806
                                               ============


* Non-income-producing security.


See notes to financial statements

Wright Selected Blue Chip Equities Fund (WSBC)
-------------------------------------------------------------------------------


                 STATEMENT OF ASSETS AND LIABILITIES

                          December 31, 2003
-------------------------------------------------------------------------------


ASSETS:
  Investments at value
    (identified cost, $28,788,589) (Note 1A)   $ 37,701,793
  Cash....................................          467,972
  Receivable for fund shares sold.........           66,642
  Receivable from investment adviser......           36,650
  Dividends receivable....................           20,284
  Other assets............................            5,059
                                               ------------
    Total assets..........................     $ 38,298,400
                                               ------------
LIABILITIES:
  Payable for fund shares reacquired......     $     88,259
  Payable to affiliate for Trustees' fees.              475
  Transfer agent fee payable..............            3,884
  Accrued expenses and other liabilities..           15,976
                                               ------------
    Total liabilities.....................     $    108,594
                                               ------------
NET ASSETS................................     $ 38,189,806
                                               =============
NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $ 29,425,591
  Accumulated net realized loss
   on investments (computed on the basis of
   identified cost).......................      (1,079,440)
  Unrealized appreciation on investments
   (computed on the basis of identified cost)     8,913,204
  Undistributed net investment income.....          930,449
                                               ------------
   Net assets applicable to
    outstanding shares....................     $ 38,189,806
                                               =============
  SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................        3,216,238
                                               =============
  NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................     $      11.87
                                               =============



See notes to financial statements



                         STATEMENT OF OPERATIONS

                       Year Ended December 31, 2003
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C):

  Dividend income.........................     $   342,759

  Expenses -
   Investment adviser fee (Note 2)........     $   201,389
   Administrator fee (Note 2).............          40,276
   Compensation of Trustees not employees of the
    investment adviser or administrator...          14,809
   Custodian fee..........................          87,762
   Distribution expenses (Note 3).........          83,910
   Transfer and dividend disbursing agent fees      23,321
   Printing...............................           5,993
   Shareholder communications.............           8,871
   Audit services.........................          38,250
   Legal services.........................           6,593
   Registration costs ....................          15,702
   Miscellaneous..........................           6,959
                                               ------------
    Total expenses........................     $   533,835
                                               ------------
  Deduct -
   Allocation of expenses to
    investment adviser (Note 2)...........     $   (36,650)
   Reduction of distribution expenses
    by principal underwriter (Note 3) ....         (77,420)
                                               ------------

    Total deductions......................     $  (114,070)
                                               ------------

      Net expenses........................     $   419,765
                                               ------------

        Net investment loss...............     $   (77,006)
                                               ------------



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investment transactions
   (identified cost basis)................     $  (660,788)
  Change in unrealized appreciation (depreciation)
   of investments ........................        9,657,697
                                               ------------

   Net realized and unrealized gain of
    investments...........................     $  8,996,909
                                               ------------


    Net increase in net assets from operations $  8,919,903
                                               =============

See notes to financial statements

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
-------------------------------------------------------------------------------

                                                                                                  Year Ended
                                                                                                   December 31
                                                                                       ---------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2003                  2002
------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment loss........................................................     $    (77,006)         $   (179,784)
     Net realized gain (loss) on investments....................................         (660,788)                3,548
     Change in unrealized appreciation (depreciation) of investments............        9,657,697            (7,560,843)
                                                                                      ------------          ------------
       Net increase (decrease) in net assets resulting from operations..........     $  8,919,903          $ (7,737,079)
                                                                                      ------------          ------------
   Distributions to shareholders (Note 1F) -
     From net realized gain.....................................................     $   (470,550)         $ (1,680,807)
                                                                                      ------------          ------------
       Total distributions......................................................     $   (470,550)         $ (1,680,807)
                                                                                      ------------          ------------
   Net increase (decrease) in net assets from fund share transactions (Note 4)..     $ (3,076,788)         $ (3,647,530)
                                                                                      ------------          ------------
   Net increase (decrease) in net assets........................................     $  5,372,565          $(13,065,416)

NET ASSETS:

   At beginning of year.........................................................       32,817,241            45,882,657
                                                                                      ------------          ------------
   At end of year...............................................................     $ 38,189,806          $ 32,817,241
                                                                                     ==============        ==============
UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET ASSETS
AT END OF YEAR..................................................................     $    930,450          $    925,792
                                                                                     ==============        ==============


See notes to financial statements

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
-------------------------------------------------------------------------------


                                                                           Year Ended December 31,
                                                             -----------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           2003(6)       2002(6)      2001(6)      2000(6)      1999
-------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year..........                  $  9.270     $  11.580    $  13.430    $  15.130    $ 17.630
                                                               --------     --------     --------     --------     --------
Income (loss) from investment operations:
     Net investment (loss) income(1) .......                  $ (0.023)    $  (0.046)   $  (0.045)   $  (0.041)   $  0.181
     Net realized and unrealized gain (loss)                     2.756        (1.831)      (1.322)       1.638       0.638
                                                               --------     --------     --------     --------     --------
         Total income (loss)
         from investment operations.........                  $  2.733     $  (1.877)   $  (1.367)   $   1.597    $  0.819
                                                               --------     --------     --------     --------     --------
Less distributions:
     Dividends from investment income.......                  $  -         $   -        $   -        $   -        $ (0.055)
     Distributions from capital gains.......                    (0.133)       (0.433)      (0.483)      (3.297)     (3.264)
                                                               --------     --------     --------     --------     --------
         Total distributions................                  $ (0.133)    $  (0.433)   $  (0.483)   $  (3.297)   $ (3.319)
                                                               --------     --------     --------     --------     --------
Net asset value, end of year................                  $ 11.870     $   9.270    $  11.580    $  13.430    $ 15.130
                                                               =========   ==========   ==========   ==========   ==========

Total return(2) ............................                    30.06%       (16.98%)     (10.15%)      10.75%       5.75%

Ratios/Supplemental Data(1):

     Net assets, end of year (000 omitted)..                  $  38,190    $  32,817    $  45,883    $  51,201    $ 74,547
     Ratio of net expenses to average net assets                 1.25%         1.26%(3)     1.26%(3)     1.26%(3)     1.16%(3)
     Ratio of net expenses after custodian fee
        reduction to average net assets.....                     1.25%         1.25%(3)(5)  1.25%(3)(5)  1.25%(3)(5)  1.15%(3)(5)

     Ratio of net investment income (loss) to average
        net assets..........................                    (0.23%)       (0.44%)      (0.38%)      (0.28%)     0.36%
     Portfolio turnover rate  ..............                      106%          119%(4)       67%(4)       55%(4)    106%(4)

----------------------------------------------------------------------------------------------------------------------------------

(1)The operating expenses of the fund were reduced by an allocation of expenses to the distributor and/or investment adviser. Had such action not been undertaken, net investment income (loss) per share and the ratios would have been as follows:

                                                                2003          2002         2001         2000         1999
                                                          --------------------------------------------------------------------

     Net investment income (loss) per share.                  $ (0.057)    $  (0.064)   $  (0.057)   $  (0.051)    $  0.151
                                                              ==========   ==========   ==========   ==========   ==========
     Ratios (As a percentage of average net assets):

         Expenses...........................                     1.59%         1.43%(3)     1.37%(3)     1.33%(3)     1.22%(3)
                                                              ==========   ==========   ==========   ==========   ==========
         Expenses after custodian fee reduction                  1.59%         1.42%(3)(5)  1.36%(3)(5)   1.32%(3)(5) 1.21%(3)(5)
                                                              ==========   ==========   ==========   ==========   ==========
         Net investment income (loss).......                    (0.57%)       (0.61%)      (0.49%)      (0.35%)       0.30%
                                                              ==========   ==========   ==========   ==========   ==========
----------------------------------------------------------------------------------------------------------------------------------

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.
(3)Includes each fund's share of its corresponding portfolio's allocated expenses.
(4)Represents portfolio turnover rate of the fund's corresponding portfolio.
(5)Custodian fees were reduced by credits resulting from cash balances the fund and/or the portfolio maintained with the custodian (Note 1D). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.
(6)Certain per share amounts are based on average shares outstanding.


WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - December 31, 2003



                                       Shares       Value

           EQUITY INTERESTS -- 100.3%

ADVERTISING -- 0.7%
Omnicom Group.......................   5,710   $    498,645
                                                  -----------


AUTOMOBILES & COMPONENTS -- 3.8%
AutoNation, Inc.*...................   5,015   $     92,126
Ford Motor Company..................  29,715        475,440
General Motors Corp. - Class A......   8,040        429,336
Johnson Controls, Inc...............   7,785        903,994
Paccar Inc..........................   9,610        818,003
                                                -----------
                                               $  2,718,899
                                                -----------


BANKS -- 11.2%
Bank of America Corp................  28,864   $  2,321,532
Capital One Financial Corp..........  11,265        690,432
Charter One Financial, Inc..........   7,250        250,488
Golden West Financial Corp..........   5,375        554,646
MBNA Corp...........................  48,220      1,198,267
Washington Mutual Inc...............  31,003      1,243,840
Wells Fargo & Co....................  29,435      1,733,427
                                                -----------
                                               $  7,992,632
                                                -----------


CAPITAL GOODS -- 4.1%
General Electric Co.................  14,157   $    438,584
Tyco International, Ltd.............  55,430      1,468,895
United Technologies Corp............  10,480        993,190
                                                -----------
                                               $  2,900,669
                                                -----------


CHEMICALS -- 0.6%
Engelhard Corp......................  14,280   $    427,686
                                                -----------



COMMERCIAL SERVICES & SUPPLIES -- 1.7%
First Data Corp.....................   9,350   $    384,192
H&R Block, Inc......................   6,060        335,542
Monsanto Co.........................  17,850        513,723
                                                -----------
                                               $  1,233,457
                                                -----------



COMMUNICATIONS EQUIPMENT -- 4.0%
Cisco System, Inc.*.................  78,711   $  1,911,890
Qualcomm, Inc.......................  17,422        939,568
                                                -----------
                                               $  2,851,458
                                                -----------


COMPUTER & PERIPHERALS -- 6.3%
Computer Sciences Corp.*............  12,230   $    540,933
Dell Corp...........................  16,404        557,080
Hewlett-Packard Co..................  86,150      1,978,866
International Game Technology.......  28,575      1,020,128
Lexmark International, Inc.*........   5,675        446,282
                                                -----------
                                               $  4,543,289
                                                -----------



DIVERSIFIED FINANCIALS -- 7.3%
Citigroup, Inc......................  44,219   $  2,146,390
J.P Morgan Chase & Co...............  23,555        865,175
Lehman Brothers Holdings, Inc.......   4,775        368,726
Merrill Lynch & Co. Inc.............   6,345        372,134
Morgan Stanley......................  24,980      1,445,593
                                                -----------
                                               $  5,198,018
                                                -----------

ELECTRIC UTILITIES -- 0.8%
Keyspan Corp........................   4,335   $    159,528
Public Service Enterprise Gp........   8,820        386,316
                                                -----------
                                               $    545,844
                                                -----------


ELECTRONICS -- 1.1%
American Power Conversion...........  14,925   $    364,916
Texas Instruments Inc...............  13,345        392,076
                                                -----------
                                               $    756,992
                                                -----------


ENERGY -- 8.0%
Anadarko Petroleum Corp.............  11,300   $    576,413
Apache Corp.........................   5,164        418,800
ChevronTexaco Corp..................  11,955      1,032,792
ConocoPhillips Co...................  27,820      1,824,157
EOG Resources, Inc..................   8,045        371,438
Exxon Mobil Corp....................  26,025      1,067,025
Occidental Petroleum Corp...........  10,755        454,291
                                                -----------
                                               $  5,744,916
                                                -----------

FOOD & DRUG RETAILING -- 0.9%
Sysco Corp..........................  16,515        614,853
                                                -----------


FOOD, BEVERAGE & TOBACCO -- 3.8%
Altria Group Inc....................  32,120   $  1,747,970
Coors Adolph Co. - Class B..........   2,735        153,434
Supervalu Inc.......................  17,560        502,040
Yum! Brands Inc.....................  10,000        344,000
                                                -----------
                                               $  2,747,444
                                                -----------

FOREST PRODUCTS & PAPER -- 0.3%
Temple-Inland Inc...................   3,540   $    221,852
                                                -----------



HEALTH CARE EQUIPMENT & SERVICES -- 5.3%
Boston Scientific Corp.*............   9,970   $    366,497
C.R. Bard, Inc......................   3,777        306,881
Health Management Associates-ClassA   17,645        423,480
Humana Inc..........................  10,420        238,097
UnitedHealth Group, Inc.............  22,008      1,280,425
Wellpoint Health Networks, Inc.*....  12,450      1,207,526
                                                -----------
                                               $  3,822,906
                                                -----------


HEAVY MACHINERY -- 2.2%
Caterpillar, Inc....................   9,300   $    772,086
Centex Corp.........................   2,755        296,576
Ingersoll-Rand Co. - Class A........   7,330        497,560
                                                -----------
                                               $  1,566,222
                                                -----------



HOME CONSTRUCTION, FURNISHINGS & APPL. -- 0.2%
Pulte Homes Inc.....................   1,920   $    179,750
                                                -----------




HOTELS, RESTAURANTS & LEISURE -- 1.5%
Cendant Corp.*......................  48,665   $  1,083,770
                                                -----------



HOUSEHOLD & PERSONAL PRODUCTS -- 1.5%
Avon Products, Inc..................   5,031   $    339,542
Clorox Co...........................   7,650        371,484
Procter & Gamble Co.................   3,495        349,081
                                                -----------
                                               $  1,060,107
                                                -----------


INSURANCE -- 3.7%
AFLAC, Inc..........................  10,040   $    363,257
AMBAC Financial Group, Inc..........   8,085        561,018
MBIA Inc............................   4,810        284,896
MGIC Investment Corp................   5,250        298,935
Progressive Corp....................  13,380      1,118,434
                                                -----------
                                               $  2,626,540
                                                -----------


MATERIALS -- 0.6%
Ball Corp...........................   7,015   $    417,884
                                                -----------


MEDIA -- 1.4%
Gannett Co., Inc....................  10,915   $    973,181
                                                -----------



PHARMACEUTICALS & BIOTECHNOLOGY -- 8.4%
Amgen, Inc.*........................  10,398   $    642,596
Becton Dickinson & Co...............   6,065        249,514
Cardinal Health Inc.................   5,390        329,652
Eli Lilly & Co......................   6,710        471,914
Forest Laboratories, Inc. - Class A*   7,690        475,242
Genzyme Corp. - General Division*...   8,005        394,967
Guidant Corp........................  16,500        993,300
Johnson & Johnson, Inc..............  21,181      1,094,210
King Pharmaceuticals Inc............  17,950        273,917
Merck & Co., Inc....................   6,181        285,562
Waters Corp.........................   8,725        289,321
Watson Pharmaceuticals, Inc.*.......  11,071        509,266
                                                -----------
                                               $  6,009,461
                                                -----------




RETAILING -- 5.8%
Autozone, Inc.......................   2,735   $    233,049
Best Buy Co., Inc.*.................   9,166        478,832
CVS Corp............................  19,890        718,427
Home Depot, Inc.....................   9,890        350,996
Lowes Cos., Inc.....................  24,101      1,334,954
Ltd. Brands.........................  11,015        198,600
Sears Roebuck & Co..................   9,495        431,928
Staples, Inc.*......................  14,535        396,806
                                                -----------
                                               $  4,143,592
                                                -----------





SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.5%
Intel Corp..........................  56,588   $  1,822,134
                                                -----------




SOFTWARE & SERVICES - 6.1%
Citrix Systems Inc..................  17,715   $    375,735
International Business Machines Corp   7,743        717,621
Mercury Interactive Corp.*..........   8,009        389,558
Microsoft Corp......................  53,964      1,486,169
Oracle Corp.*.......................  40,563        535,432
Sungard Data Systems................  11,030        305,641
Symantec Corp.*.....................  16,450        569,993
                                                -----------
                                               $  4,380,149
                                                -----------

TELECOMMUNICATION SERVICES -- 3.9%
AT&T Corp...........................  33,995   $    690,099
Bellsouth Corp......................  18,655        527,937
Centurytel, Inc.....................  11,643        379,795
Nextel Communications, Inc.-Class A*  36,787      1,032,243
Sprint Corp. - Fon Group............  10,450        171,589
                                                -----------
                                               $  2,801,663
                                                -----------


TRANSPORTATION -- 1.0%

FedEx Corp..........................   4,504   $    304,020
United Parcel Service, Inc. - Class B  5,170        385,424
                                                -----------
                                               $    689,444
                                                -----------


UTILITIES -- 1.6%

Entergy Corp........................   6,618   $    378,086
Exelon Corp.........................   9,078        602,416
FPL Group Inc.......................   2,515        164,531
                                                -----------
                                               $  1,145,033
                                                -----------



TOTAL EQUITY INTERESTS -- 100.3%
  (identified cost, $61,306,306)               $ 71,718,490

OTHER ASSETS, LESS LIABILITIES -- (0.3%)          (179,614)
                                                -----------

NET ASSETS -- 100%                             $ 71,538,876
                                               ============




* Non-income-producing security.
See notes to financial statements

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
-------------------------------------------------------------------------------

                  STATEMENT OF ASSETS AND LIABILITIES

                        December 31, 2003
-------------------------------------------------------------------------------


ASSETS:
  Investments at value
    (identified cost, $61,306,306) (Note 1A)   $71,718,490
  Cash....................................         132,772
  Receivable for fund shares sold.........          68,085
  Receivable from investment adviser......             199
  Dividends receivable....................          98,879
  Other assets............................           6,278
                                               ------------
    Total assets..........................     $72,024,703
                                               ------------

LIABILITIES:
  Payable for investments purchased.......     $   104,992
  Payable for fund shares reacquired......         354,399
  Payable to affiliate for Trustees' fees.             475
  Transfer agent fee......................           4,769
  Accrued expenses and other liabilities..          21,192
                                               ------------
    Total liabilities.....................     $   485,827
                                               ------------

NET ASSETS................................     $71,538,876
                                               ============
NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $98,901,859
  Accumulated undistributed net realized loss on
   investments (computed on the basis
   of identified cost)....................     (37,607,113)
  Unrealized appreciation on investments
   (computed on the basis of identified cost)   10,412,184
  Distributions in excess of net
   investment income......................        (168,054)
                                               ------------

   Net assets applicable to
    outstanding share.....................     $71,538,876
                                               =============
  SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................       6,794,689
                                               =============
  NET ASSET VALUE, OFFERING PRICE
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................     $     10.53
                                               =============

See notes to financial statements

                           STATEMENT OF OPERATIONS

                         Year Ended December 31, 2003
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C):

  Dividend income.........................     $ 1,067,567

  Expenses -
   Investment adviser fee (Note 2)........     $   409,249
   Administrator fee - (Note 2)...........          81,850
   Compensation of Trustees not employees of the
    investment adviser or administrator...          14,809
   Custodian fee (Note 1D)................          94,565
   Distribution expenses  (Note 3)........         170,527
   Transfer and dividend disbursing agent fees      26,787
   Printing...............................           8,050
   Shareholder communications.............          15,081
   Audit services.........................          31,600
   Legal services.........................          10,835
   Registration costs.....................          16,717
   Miscellaneous..........................          10,311
                                               ------------
    Total expenses........................     $   890,381
                                               ------------
  Deduct -
   Allocation of expenses to the
    investment adviser (Note 2)...........     $      (259)
   Reduction of distribution expenses
    by principal underwriter (Note 3).....         (37,358)
                                               ------------
    Total deductions......................     $   (37,617)
                                               ------------
    Net expenses..........................     $   852,764
                                               ------------
      Net investment income...............     $   214,803
                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investment transactions
   (identified cost basis)................     $  (498,392)
  Change in unrealized appreciation (depreciation)
   of investments.........................      14,590,659
                                               ------------

  Net realized and unrealized gain
   of investments.........................     $14,092,267
                                               ------------

   Net increase in net assets from operations  $14,307,070
                                               =============


See notes to financial statements

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
-------------------------------------------------------------------------------



                                                                                                   Year Ended
                                                                                                   December 31
                                                                                    ---------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2003                  2002
---------------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income .....................................................     $    214,803          $    191,576
     Net realized loss on investments...........................................         (498,392)          (16,457,346)
     Change in unrealized appreciation (depreciation) on investments............       14,590,659            (5,662,120)
                                                                                      ------------          ------------
       Net increase (decrease) in net assets resulting from operations..........     $ 14,307,070          $(21,927,890)
                                                                                      ------------          ------------
   Distributions to shareholders-
     From net investment income.................................................     $   (187,155)         $   (171,114)
                                                                                      ------------          ------------
       Total distributions......................................................     $   (187,155)         $   (171,114)
                                                                                      ------------          ------------

   Net increase (decrease) in net assets from fund share transactions (Note 4)..     $ (9,190,510)         $ (5,030,351)
                                                                                      ------------          ------------
   Net Increase (decrease) in net assets........................................     $  4,929,405          $(28,511,852)

NET ASSETS:

   At beginning of year.........................................................       66,609,471            95,121,323
                                                                                      ------------          ------------
   At end of year...............................................................     $ 71,538,876          $ 66,609,471
                                                                                     =============       ==============

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME INCLUDED IN NET ASSETS
   AT END OF YEAR...............................................................     $   (168,054)         $   (195,702)
                                                                                     =============        ==============

See notes to financial statements

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
-------------------------------------------------------------------------------



                                                                           Year Ended December 31,
----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           2003(4)       2002(4)      2001(4)      2000(4)     1999(4)
----------------------------------------------------------------------------------------------------------------------------------



Net asset value, beginning of year..........                  $  8.570     $  11.380    $  13.690    $  16.290     $ 13.670
                                                               --------     --------     --------     --------      --------

Income (loss) from investment operations:

     Net investment income (loss)(1) .......                  $  0.029     $   0.024    $  (0.009)   $  (0.001)    $  0.042
     Net realized and unrealized gain (loss)                     1.958        (2.812)      (2.301)      (2.005)       3.202
                                                               --------     --------     --------     --------      --------

         Total income (loss)
         from investment operations.........                  $  1.987     $  (2.788)   $  (2.310)   $  (2.006)    $  3.244
                                                               --------     --------     --------     --------      --------

Less distributions:

     Dividends from investment income.......                  $ (0.027)    $  (0.022)   $   -        $  (0.010)    $ (0.045)
     Distributions from capital gains.......                     -             -            -           (0.584)      (0.579)
                                                               --------     --------     --------     --------      --------

         Total distributions................                  $ (0.027)    $  (0.022)   $   -        $  (0.594)    $ (0.624)
                                                               --------     --------     --------     --------      --------

Net asset value, end of year................                  $ 10.530     $   8.570    $  11.380    $  13.690     $ 16.290
                                                               ==========   ==========   ==========   ==========   ==========

Total Return(3) ............................                    23.20%     (24.50%)       (16.87%)     (12.49%)      23.95%

Ratios/Supplemental Data(1):

     Net assets, end of year (000 omitted)..                  $  71,539    $  66,609    $  95,121    $ 135,262     $144,359
     Ratio of net expenses to average net assets                  1.25%        1.22%        1.13%        1.06%        1.05%
     Ratio of net expenses after custodian fee
        reduction to average net assets(2)(6)                     1.25%        1.22%        1.13%        1.06%        1.05%
     Ratio of net investment income (loss) to
        average net assets .................                      0.31%        0.25%       (0.08%)      (0.00%)(5)    0.27%
     Portfolio turnover rate................                       143%        130%           78%          88%          59%

--------------------------------------------------------------------------------------------------------------------------------

(1)For the years ended December 31, 2003, and 1999, the operating expenses of the Fund were reduced by an allocation of expenses to the distributor and/or investment adviser. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                2003                                                 1999
                                                              --------                                             -------

     Net investment income per share........                  $  0.024                                             $  0.034
                                                              ========                                            ==========
     Ratios (As a percentage of average net assets):

       Expenses.............................                     1.31%                                                1.10%
                                                              =========                                           ==========
       Expenses after custodian fee reduction(2)                 1.31%                                                1.10%

                                                              ==========                                          ==========
       Net investment income................                     0.26%                                                0.22%
                                                              ==========                                          ==========

-------------------------------------------------------------------------------

(2)Custodian fees were reduced by credits resulting from cash balances the fund maintained with the custodian (Note 1D). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.
(3)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.
(4)Certain per share amounts are based on average shares outstanding.
(5)Amount represents less than (0.00%) of average net assets.
(6)Under a written agreement, Wright waives a portion of its advisory fee and assumes operating expenses to the extent necessary to limit expense ratios to 1.25%.

See notes to financial statements

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - December 31, 2003



                                      Shares       Value


                      Equity Interests -- 100.7%

AUSTRALIA -- 2.4%
Australia & New Zealand Banking Group 62,700    $   835,226
News Corp. LTD......................  35,935        270,752
Suncorp-Metway Ltd..................  23,800        222,179
                                                -----------
                                                $ 1,328,157
                                                -----------


BELGIUM -- 1.3%
Colruyt SA..........................   2,700   $    260,191
Dexia...............................  26,900        463,488
                                                -----------
                                               $    723,679
                                                -----------

BRAZIL -- 0.6%
Cia Vale Do Rio Doce - ADR..........   5,900   $    345,150
                                                -----------



CANADA -- 2.5%
Biovail Corp.*......................   4,970   $    107,342
Canadian Tire Corp..................   3,634        110,939
Investors Group Inc.................  17,600        422,890
Royal Bank of Canada................  15,466        739,639
                                                -----------
                                               $  1,380,810
                                                -----------

CHINA -- 0.4%
Huaneng Power International Inc..... 108,000   $    187,104
                                                -----------



DENMARK -- 0.8%
Danske SA...........................  17,500   $    410,586
                                                -----------


FINLAND -- 1.0%
Nokia OYJ - Sponsored ADR...........  18,000   $    306,000
UPM-Kymmene OYJ.....................  11,634        221,879
                                                -----------
                                               $    527,879
                                                -----------


FRANCE -- 13.6%
Alcatel SA, ADR*....................  31,314   $    402,385
Aventis SA..........................  10,100        667,557
BNP Paribas SA......................   9,320        586,849
Carrefour SA........................   5,230        287,095
Compagnie De Saint-Gobain...........   7,000        342,671
France Telecom SA*..................  12,700        362,994
Groupe Danone SA....................   2,044        333,619
Pernod-Ricard.......................   2,000        222,376
Renault SA..........................   4,860        335,320
Societe Generale....................   5,100        450,302
STMicroelectronics NV...............  16,000        433,904
Thomson.............................  30,000        638,369
TotalFinaElf SA.....................   6,200      1,152,723
Veolia Environnement................  22,000        591,069
Vivendi Universal SA*...............  17,623        428,348
Zodiac SA...........................   6,100        178,968
                                                -----------
                                               $  7,414,549
                                                -----------



GERMANY -- 7.6%
Allianz AG..........................   3,500   $    441,693
BASF AG.............................   7,660        417,879
Bayerische Motoren Werke AG.........  10,000        461,023
Deutsche Bank AG....................   8,250        661,830
Deutsche Telekom AG, Spons. ADR*....  23,600        427,868
E. On AG............................   4,700        297,069
SAP AG..............................   2,633        444,368
Siemens AG..........................   8,200        657,302
Thyssen Krupp.......................  18,166        359,745
                                                -----------
                                               $  4,168,777
                                                -----------


HONG KONG -- 2.2%
Cheung Kong Holdings Ltd............  27,000   $    214,752
China Mobile, Ltd...................  77,000        236,546
Esprit Holdings, Ltd................  89,500        298,003
Hutchison Whampoa, Ltd..............  57,000        420,327
                                                -----------
                                               $  1,169,628
                                                -----------


IRELAND -- 1.8%
Allied Irish Banks PLC*.............  17,535   $    280,896
Anglo Irish Bank Corp. PLC..........  21,500        340,886
Bank of Ireland*....................  26,000        354,843
                                                -----------
                                               $    976,625
                                                -----------


ISRAEL -- 0.5%
Teva Pharmaceutical - Sponsored ADR.  4,687    $    265,800
                                                -----------



ITALY -- 1.6%
Bulgari Spa.........................  18,000   $    166,877
Eni Spa.............................  25,000        471,745
Mediaset Spa........................  21,300        253,085
                                                -----------
                                               $    891,707
                                                -----------

JAPAN -- 19.2%
Benesse Corp........................   6,600   $    161,043
Canon, Inc..........................  13,000        605,300
Daikin Industries, Ltd..............  17,000        392,601
Daito Trust Construct Co., Ltd......   9,100        270,020
Denso Corp..........................  20,200        397,705
Eisai Co., Ltd......................  10,400        280,452
Fanuc, Ltd..........................   6,500        389,381
Gulliver International Co...........   1,600        110,479
Honda Motor Co., Ltd................   9,260        411,287
Hoya Corp...........................   4,700        431,539
Mitsubishi Tokyo Financial..........      65        507,045
NEC Corp............................  21,000        154,605
Nissan Motor Co., Ltd...............  37,400        427,149
Nomura Holdings, Inc................  24,000        408,696
NTT DoCoMo, Inc.....................     311        705,169
Pioneer Corp........................   9,000        248,577
Ricoh Co., Ltd......................  16,000        315,760
Secom Co. Ltd.......................   5,000        186,619
Sharp Corp..........................  26,000        410,245
Shin-Etsu Chemical Co...............  10,100        412,783
Sony Corp...........................  10,300        356,564
Sumitomo Trust & Banking............  53,000        311,561
Takeda Chemicals Industries, Ltd....   7,800        309,322
Tokyo Gas Co., Ltd.................. 115,000        409,909
Toppan Printing Co. Ltd.............  25,000        260,101
Toyota Motor Corp...................  13,300        449,249
USF Holdings Inc.*..................      91        437,296
USS Co., Ltd........................   3,160        223,503
Yamaha Motor Co., Ltd...............  18,000        196,342
Yamanouchi Pharmaceutical Co., Ltd..   8,900        276,542
                                                -----------
                                               $ 10,456,844
                                                -----------

MEXICO -- 0.9%
Cemex SA, Sponsored ADR.............  10,000   $    262,000
Grupo Televisa SA - Sponsored ADR...   6,300        251,118
                                                -----------
                                               $    513,118
                                                -----------


NETHERLANDS -- 5.9%
ABN Amro Holdings NV................  23,000   $    538,155
Aegon NV............................  33,517        495,905
ING Groep NV........................  19,000        443,125
Koninklijke Philips Electronics NV..  19,400        566,485
Royal Dutch Petroleum Co............  15,340        808,793
TPG NV Post Group...................  16,000        374,772
                                                -----------
                                                $ 3,227,235
                                                -----------


NORWAY -- 1.4%
Norsk Hydro ASA.....................   7,664   $    472,894
Statoil ASA.........................  27,190        305,503
                                                -----------
                                               $    778,397
                                                -----------


PORTUGAL -- 0.5%
Portugal Telecom SGPS SA-Registered.  24,657   $    248,187
                                                -----------


SINGAPORE -- 0.4%
Singapore Telecommunications........ 207,000   $    238,898
                                                -----------


SOUTH KOREA -- 0.5%
POSCO - ADR.........................   8,521   $    289,458
                                                -----------


SPAIN -- 4.2%
Altadis SA..........................  12,000   $    340,564
Banco Santander Central Hispano SA..  24,900        294,918
Endesa SA...........................  31,500        605,921
Grupo Ferrovial SA..................   6,000        210,242
Repsol Vpf SA.......................  13,940        271,837
Telefonica SA.......................  39,200        575,539
                                                -----------
                                               $  2,299,021
                                                -----------


SWEDEN -- 0.7%

Getinge AB-B Shs....................  11,600   $    111,239
Telefon. LM Ericsson, Sponsored ADR*  14,900        263,730
                                                -----------
                                               $    374,969
                                                -----------


SWITZERLAND -- 9.5%
Cie Finance Richemont-A Unit........  15,700   $    377,029
Credit Suisse Group.................  18,400        673,216
Micronas Semiconductor - Registered*   5,700        244,039
Nestle SA...........................   3,488        871,471
Novartis AG.........................  29,476      1,338,247
Swiss Reinsurance AG................   5,140        347,031
UBS AG..............................  14,160        969,761
Zurich Financial Services*..........   2,600        374,207
                                                -----------
                                               $  5,195,001
                                                -----------


UNITED KINGDOM -- 21.2%
Anglo American PLC..................  27,140   $    586,417
Baa PLC.............................  40,400        358,898
Barclays PLC........................  59,400        529,814
BHP Billiton, Ltd...................  55,800        487,465
Boots Group PLC.....................  33,600        415,630
BP PLC.............................. 139,000      1,127,204
Diageo PLC..........................  33,000        434,201
GlaxoSmithkline PLC.................  57,000      1,306,093
Hbos PLC............................  45,000        582,828
HSBC Holdings PLC...................  16,400        258,772
HSBC Holdings PLC (HK Registered)...  85,000      1,335,989
Johnson Matthey PLC.................  12,200        214,249
Johnston Press PLC..................  27,000        225,116
McCarthy & Stone PLC................  21,000        194,357
Royal Bank of Scotland Group PLC....  24,270        715,137
Shell Transport & Trading Co. PLC... 101,000        751,245
Tesco PLC........................... 131,474        606,636
Tomkins PLC.........................  47,900        229,376
Vodafone Group PLC.................. 490,000      1,214,885
                                                -----------
                                               $ 11,574,312
                                                -----------


TOTAL EQUITY INTERESTS - 100.7%
  (identified cost, $45,113,863)               $ 54,985,891
                                                -----------
OTHER ASSETS, LESS LIABILITIES -- (0.7%)          (399,880)
                                                -----------

NET ASSETS -- 100%                             $ 54,586,011
                                               ============


* Non-income-producing security.
ADR: American Depository Receipts.

See notes to financial statements

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)
-------------------------------------------------------------------------------


                      STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2003
-------------------------------------------------------------------------------


ASSETS:
  Investment at value
   (identified cost, $45,113,863) (Note 1A)    $ 54,985,891
  Cash....................................            1,025
  Receivable for fund shares sold.........          531,912
  Dividends receivable....................           63,395
  Other assets............................          126,251
                                               ------------
    Total assets..........................     $ 55,708,474
                                               ------------


LIABILITIES:
  Payable for fund shares reacquired......     $     57,060
  Demand note payable.....................        1,034,000
  Payable to affiliate for Trustees' fees.              475
  Transfer agent fee payable..............            6,228
  Accrued expenses and other liabilities..           24,700
                                               ------------
    Total liabilities.....................     $  1,122,463
                                               ------------
NET ASSETS................................     $ 54,586,011
                                               =============
NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $ 70,983,745
  Accumulated net realized loss on
   investments and foreign currency (computed
   on the basis of identified cost).......     (28,234,157)
  Unrealized appreciation of investments and
   translation of assets and liabilities in foreign currencies (computed on the basis of
   identified cost).......................        9,889,379
  Undistributed net investment income.....        1,947,044
                                               ------------

   Net assets applicable to outstanding shares $ 54,586,011
                                               =============
  SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................        4,234,840
                                               =============
  NET ASSET VALUE, OFFERING PRICE
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................     $      12.89
                                               =============

See notes to financial statements


                         STATEMENT OF OPERATIONS

                        Year Ended December 31, 2003
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C):
  Dividend income ........................     $ 1,601,682
  Less: Foreign taxes.....................        (181,157)
  Interest Income.........................             806
                                               ------------
    Investment income.....................     $ 1,421,331
                                               ------------

  Expenses -

   Investment adviser fee (Note 2)........     $   427,147
   Administrator fee (Note 2).............          90,769
   Compensation of Trustees not employees of
    the investment adviser or administrator         14,808
   Custodian fee
    - Standard shares.....................         149,675
    - Institutional shares(1).............           4,107
   Distribution expenses (Note 3).........         123,727
   Transfer and dividend disbursing agent fees
    - Standard shares.....................          25,530
    - Institutional shares(1).............           6,078
   Shareholder communications.............          12,040
   Printing...............................           6,812
   Interest expense.......................           6,004
   Audit services.........................          41,600
   Legal services.........................           9,519
   Registration costs
    - Standard shares.....................          22,439
    - Institutional shares(1).............           8,219
   Miscellaneous..........................           7,638
                                               ------------
    Total expenses........................     $   956,112
                                               ------------
  Deduct -
   Allocation of Institutional class expenses to
    investment adviser (Note 2)...........     $    (3,538)
                                               ------------
    Net expenses..........................     $   952,574
                                               ------------
        Net investment income.............     $   468,757
                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized loss on investment and foreign
   currency transactions
   (identified cost basis)................     $  (959,406)
  Change in unrealized appreciation
   of investments and translation of assets and
   liabilities in foreign currencies......      15,005,840
                                               ------------
   Net realized and unrealized gain of
   investments............................     $14,046,434
                                               ------------

    Net increase in net assets from
     operations...........................     $ 14,515,191
                                               =============

(1) The Institutional Share class of International Blue Chip Equities Fund was fully liquidatedon May 20, 2003.

   See notes to financial statements

Wright International Blue Chip Equities Fund (WIBC)
-------------------------------------------------------------------------------

                                                                                                  Year Ended
                                                                                                   December 31

                                                                                      --------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2003                  2002
----------------------------------------------------------------------------------------------------------------------------------

DECREASE IN NET ASSETS:
   From operations -
     Net investment income .....................................................     $    468,757          $    466,265
     Net realized loss on investments and foreign currency transactions.........         (959,406)          (12,072,706)
     Change in unrealized appreciation (depreciation) on investments and
      translation of assets and liabilities in foreign currencies ..............       15,005,840               793,286
                                                                                      ------------          ------------
       Net increase (decrease) in net assets resulting from operations..........     $ 14,515,191          $(10,813,155)
                                                                                      ------------          ------------

   Distributions to shareholders -
     From net investment income
     Standard shares............................................................     $   (338,309)         $         --
     Institutional shares.......................................................          (69,545)                   --
                                                                                      ------------          ------------
       Total distributions......................................................     $   (407,854)         $         --
                                                                                      ------------          ------------

   Net increase (decrease) in net assets from fund share transactions (Note 4)-
     Standard shares............................................................     $ (9,715,249)         $ (6,953,683)
     Institutional shares.......................................................      (11,047,783)           (1,005,127)
                                                                                      ------------          ------------
   Net decrease in net assets from fund share transactions......................     $(20,763,032)         $ (7,958,810)
                                                                                      ------------          ------------
   Net decrease in net assets...................................................     $ (6,655,695)         $(18,771,965)

NET ASSETS:
   At beginning of year.........................................................       61,241,706            80,013,671
                                                                                      ------------          ------------
   At end of year...............................................................     $ 54,586,011          $ 61,241,706
                                                                                     =============         =============

UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET ASSETS
AT END OF YEAR..................................................................     $  1,947,044          $  1,977,699
                                                                                     =============         =============

See notes to financial statements

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)
-------------------------------------------------------------------------------



                                                                           Year Ended December 31,
                                                             ---------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           2003(4)       2002(4)      2001(4)      2000(4)     1999(4)
----------------------------------------------------------------------------------------------------------------------------
Standard shares:

Net asset value, beginning of year..........                    $ 9.840      $11.510      $15.180      $18.900     $16.020
                                                              ---------    ---------    ---------    ---------    ---------
Income (loss)  from investment operations:
     Net investment income (loss) ..........                    $ 0.073      $ 0.070     $ (0.023)     $ 0.135    $ (0.004)
     Net realized and unrealized gain (loss)                      3.044       (1.740)      (3.647)      (3.455)      5.181
                                                              ---------    ---------    ---------    ---------    ---------
         Total income (loss)
            from investment operations......                    $ 3.117     $ (1.670)    $ (3.670)    $ (3.320)    $ 5.177
                                                              ---------    ---------    ---------    ---------    ---------
Less distributions:

     Dividends from investment income.......                   $ (0.067)     $ -          $ -          $ -         $ -
     Distributions from capital gains.......                      -            -            -           (0.400)     (2.297)
                                                              ---------    ---------    ---------    ---------    ---------

         Total distributions................                   $ (0.067)     $ -          $ -         $ (0.400)   $ (2.297)
                                                              ---------    ---------    ---------    ---------    ---------

Net asset value, end of year................                    $12.890      $ 9.840      $11.510      $15.180     $18.900
                                                             ==========   ==========   ==========   ==========   ==========
Total return(1) ............................                     31.96%      (14.51%)     (24.18%)     (17.58%)     34.26%

Ratios/Supplemental Data
     Net assets, end of year (000 omitted)..                   $ 54,586     $ 50,835      $ 66,828     $110,868    $147,610
     Ratio of net expenses to average net assets                  1.80%        1.66%(2)      1.56%(2)      1.49%(2)    1.49%(2)
     Ratio of net expenses after custodian fee
       reduction to average net assets(5)                         1.80%        1.65%        -            -           -
     Ratio of net investment income (loss) to average
        net assets                                                0.81%        0.65%        (0.18%)        0.76%      (0.02%)
     Portfolio turnover rate  ..............                        77%          62%(3)        39%(3)        53%(3)     105%(3)

---------------------------------------------------------------------------------------------------------------------------------

(1)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.
(2)Includes each fund's share of its corresponding Portfolio's allocated expenses.
(3)Represents portfolio turnover rate of the fund's corresponding portfolio.
(4)Certain per share amounts are based on average shares outstanding.
(5)Custodian fees were reduced by credits resulting from cash balances the fund and/or the portfolio maintained with the custodian (Note 1D). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.

See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright Managed Equity Trust (the Trust), issuer of Wright Selected Blue Chip Equities Fund (WSBC) series, Wright Major Blue Chip Equities Fund (WMBC) series, and Wright International Blue Chip Equities Fund (WIBC) series
(collectively, the Funds), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. The Funds seek to provide total return consisting of price appreciation and current income. Prior to December 20, 2002, WSBC and WIBC invested all of their investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding fund. Subsequent to December 20, 2002, the Funds invest directly in securities rather than through the Portfolios and maintain the same investment objectives.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuations - Securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices, if those prices are deemed to be representative of market values at the close of business. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates fair value. Securities for which market quotations are unavailable or deemed not to be representative of market values at the close of business are appraised at their fair value as determined in good faith by or at the direction of the Trustees.

B. Foreign Currency Translation - Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are translated into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

C. Income - Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the fund is informed of the ex-dividend date.

D. Expense Reduction - The funds have entered into an arrangement with their custodian whereby interest earned on uninvested cash balances is used to offset custodian fees. All significant reductions are reported as a reduction of total expenses in the funds' Statement of Operations.

E. Federal Taxes - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investmen companies and distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2003, the Trust, for federal income tax purposes, had capital loss carryovers of $28,101,718(WIBC),$1,112,648(WSBC), and $36,962,750 (WMBC)
     which will reduce the Funds' taxable income arising from future ne realized gain on investment transactions, if any, to the extent permitte by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the respective fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryovers will expire as follows:

     12/31           WSBC            WMBC           WIBC
                    ----------------------------------------

     2009             -          $17,128,584     $12,528,270
     2010             -           17,603,398      14,010,156
     2011       $1,112,648         2,230,768       1,563,292


     At December 31, 2003, net capital losses of $2,972 for WIBC and $141,920 for WMBC attributable to security transactions incurred after October 31, 2003 are treated as arising on the first day of the fund's current taxable year. Withholding taxes on foreign dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates.

F. Distributions - The Trust requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result only in temporary overdistributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items.

     During the year ended December 31, 2003, the following amounts were reclassified due to differences between book and tax accounting created primarily by the deferral of certain losses for tax purposes and character reclassifications between net investment income and net realized capital gains.

                         Accumulated Undistrib-    Undistributed
              Paid-In    uted Net Realized Gain    Net Investment
              Capital        on Investments        Income

-------------------------------------------------------------------------------

WSBC         $(87,643)           $5,959            $81,684
WMBC             -                  -                  -
WIBC          135,638           (44,080)           (91,558)

     Net investment income, net realized gains (losses) and net assets were not affected by these reclassifications.

G.   Other - Investment transactions are accounted for on a trade-date basis.

H. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged Wright Investors' Service, Inc. (Wright) to act as investment adviser to the Funds pursuant to an Investment Advisory Contract. Wright furnishes the Funds with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the year ended December 31, 2003, the effective annual rate was 0.80% for WIBC and 0.60% for WSBC and WMBC. Wright has been allocated expenses of $36,650 and $259 on behalf of WSBC and WMBC, respectively. In addition, Wright was allocated $3,538 in expenses on behalf of the Institutional class of WIBC. The Trust also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the year ended December 31, 2003, the effective rate was 0.12% for WSBC, 0.12% for WMBC, and 0.17% for WIBC. Certain of the Trustees and officers of the Trust are Trustees or officers of the above organizations. Except as to Trustees of the Trust who are not employees of Eaton Vance or Wright, Trustees and officers receive remuneration for their services to the Trust out of the fees paid to Eaton Vance and Wright.

(3)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that each of the funds will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter), a wholly-owned subsidiary of The Winthrop Corporation, an annual rate of 0.25% of each fund's average daily net assets for activities primarily intended to result in the sale of each fund's shares. To enhance the net income of WSBC and WMBC, the principal underwriter made a reduction of its fees of $77,420 and $37,358, respectively. In addition, the Trustees have adopted a service plan (the Service Plan) which allows the funds to reimburse the Principal Underwriter for payments to intermediaries for providing account administration and account maintenance services to their customers who are beneficial owners of shares. The amount of service fee payable under the Service Plan with respect to each class of shares may not exceed 0.25% annually of the average daily net assets attributable to the respective classes. For the year ended December 31, 2003, the funds did not accrue or pay any service fees.

(4)  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in fund shares were as follows:

                                                                     Year Ended                        Year Ended
                                                                  December 31, 2003                 December 31, 2002
                                                             --------------------------         --------------------------
                                                              Shares            Amount          Shares            Amount
---------------------------------------------------------------------------------------------------------------------------


WRIGHT SELECTED BLUE CHIP EQUITIES FUND--
   Sold...................................................   1,288,153    $  12,745,026       1,216,462     $  12,859,399
   Issued to shareholders in payment of distributions
    declared..............................................      47,582          403,022         126,916         1,479,836
   Redemptions............................................  (1,659,851)     (16,224,836)     (1,765,707)      (17,986,765)
                                                            -----------   --------------     -----------    --------------
     Net decrease.........................................    (324,116)   $  (3,076,788)       (422,329)    $  (3,647,530)
                                                            ============= ===============   =============   ===============

Wright Major Blue Chip Equities Fund

   Sold..................................................    1,487,609    $  13,724,956       2,407,645     $  23,061,486
   Issued to shareholders in payment of distributions
    declared..............................................      14,951          150,707          16,073           140,477
   Redemptions............................................  (2,481,862)     (23,066,173)     (2,884,658)      (28,232,314)
                                                            -----------   --------------     -----------    --------------
     Net decrease.........................................    (979,302)   $  (9,190,510)       (460,940)    $  (5,030,351)
                                                            ============= ============== =  =============  ===============

Wright International Blue Chip Equities Fund-- Standard Shares:
   Sold...................................................   1,000,262    $  10,448,947       1,055,345     $  11,115,594
   Issued to shareholders in payment of distributions
    declared..............................................      25,450          231,084             -              -
   Redemptions............................................  (1,956,708)     (20,395,280)     (1,694,585)      (18,069,277)
                                                            -----------   --------------     -----------    --------------

     Net decrease.........................................    (930,996)   $  (9,715,249)       (639,240)    $  (6,953,683)
                                                            ============= ===============   =============  ===============

Wright International Blue Chip Equities Fund-- Institutional Shares:
   Issued to shareholders in payment of distributions
    declared..............................................      16,247    $      69,545            -        $       -
   Redemptions............................................  (2,259,640)     (11,117,328)       (186,188)       (1,005,127)
                                                            -----------   --------------     -----------    --------------
   Net decrease...........................................  (2,243,393)   $ (11,047,783)       (186,188)    $  (1,005,127)
                                                            ============= ===============    ============= ================

(5)  INVESTMENT TRANSACTIONS

     Purchases and sales of investments, other than U.S. Government securities and short-term obligations were as follows:

                      Year Ended December 31, 2003
           -------------------------------------------------
                   WSBC           WMBC            WIBC
------------------------------------------------------------------------------

Purchases..... $ 35,427,564   $ 96,647,399   $  40,577,665
               ============== ============== ==============
Sales......... $ 39,446,987   $105,297,358   $  61,627,012
               ============== ============== ==============

------------------------------------------------------------------------------


(6)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at December 31, 2003, as computed on a federal income tax basis, are as follows:

                   WSBC           WMBC            WIBC
-------------------------------------------------------------------------------

Aggregate cost $  28,836,318   $61,809,379   $  45,253,237
               ============== ============   ==============

Gross unrealized
  appreciation    9,141,430     10,276,691      10,455,350
Gross unrealized
  depreciation     (275,955)      (367,580)       (722,696)
               -------------  -------------  -------------

Net unrealized
  appreciation $  8,865,475   $  9,909,111   $   9,732,654
               ============== ============== ==============

-------------------------------------------------------------------------------


(7)  LINE OF CREDIT

     The funds participate with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit, is allocated among the participating funds at the end of each quarter. WSBC, WMBC, and WIBC did not have significant borrowings or allocated fees during the year ended December 31, 2003.

(8)  CLASS ELIMINATION

     The Institutional Share class of International Blue Chip Equities Fund was fully liquidated on May 20, 2003.

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT

     To the Trustees and Shareholders of
     The Wright Managed Equity Trust:

     We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Wright Managed Equity Trust (the "Trust"), comprising the Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund, and Wright International Blue Chip Equities Fund (the "Funds"), as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting The Wright Managed Equity Trust as of December 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

     DELOITTE & TOUCHE LLP


     Boston, Massachusetts
     February 23, 2004

WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - December 31, 2003


Face                            InterestMaturity
Amount     Issuer                 Rate   Date        Value
-------------------------------------------------------------------------------



U.S. TREASURY BILLS

$   25,000   U.S. Treasury Bills  0.910% 01-08-04    $ 24,996
   175,000   U.S. Treasury Bills  0.980% 01-08-04     174,967
   150,000   U.S. Treasury Bills  0.990% 01-08-04     149,972
   800,000   U.S. Treasury Bills  0.890% 01-15-04     799,723
   500,000   U.S. Treasury Bills  0.930% 01-15-04     499,820
   500,000   U.S. Treasury Bills  0.920% 01-22-04     499,732
   750,000   U.S. Treasury Bills  0.950% 01-22-04     749,584
 1,300,000   U.S. Treasury Bills  0.880% 01-29-04   1,299,110
 1,200,000   U.S. Treasury Bills  0.915% 02-05-04   1,198,932
   700,000   U.S. Treasury Bills  0.800% 02-12-04     699,347
   750,000   U.S. Treasury Bills  0.900% 02-12-04     749,212
   500,000   U.S. Treasury Bills  0.910% 02-12-04     499,469
   275,000   U.S. Treasury Bills  1.010% 02-12-04     274,677
   600,000   U.S. Treasury Bills  0.850% 02-19-04     599,306
   350,000   U.S. Treasury Bills  0.860% 02-26-04     349,532
   775,000   U.S. Treasury Bills  0.910% 02-26-04     773,903
 1,000,000   U.S. Treasury Bills  0.940% 03-11-04     998,172
   150,000   U.S. Treasury Bills  0.850% 03-25-04     149,702
   600,000   U.S. Treasury Bills  0.900% 03-25-04     598,740
   800,000   U.S. Treasury Bills  0.910% 04-08-04     798,018
   600,000   U.S. Treasury Bills  0.880% 04-15-04     598,460
   500,000   U.S. Treasury Bills  0.995% 04-15-04     498,549
   500,000   U.S. Treasury Bills  0.900% 05-06-04     498,425
                                                   ----------
Total Investments
At Amortized Cost -- 102.9%                       $13,482,348

Other Assets, Less Liabilities -- (2.9%)             (385,698)
                                                 ------------
Net Assets -- 100.0%                              $13,096,650
                                                  ============



See notes to financial statements

WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM)
-------------------------------------------------------------------------------


                 STATEMENT OF ASSETS AND LIABILITIES

                          December 31, 2003
-------------------------------------------------------------------------------


ASSETS:
  Total investments, at amortized cost
   (Note 1A)..............................     $ 13,482,348
  Receivable from investment adviser......           91,244
  Other assets............................            6,730
                                               ------------
    Total assets..........................     $ 13,580,322
                                               ------------


LIABILITIES:
  Distributions payable...................     $      2,534
  Due to bank.............................          464,318
  Transfer agent fee payable..............            3,279
  Accrued expenses and other liabilities..           13,541
                                               ------------
    Total liabilities.....................     $    483,672
                                               ------------


NET ASSETS (consisting of paid-in capital)     $ 13,096,650
                                               ==============

SHARES OF BENEFICIAL INTEREST
  OUTSTANDING.............................       13,093,458
                                               ==============
NET ASSET VALUE, OFFERING PRICE,
  AND REDEMPTION PRICE PER SHARE
  OF BENEFICIAL INTEREST..................     $       1.00
                                               ==============



See notes to financial statements





                     STATEMENT OF OPERATIONS

                   Year Ended December 31, 2003
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B):

   Interest income........................     $   174,478
                                               ------------

  Expenses -
   Investment adviser fee (Note 3)........     $    58,024
   Administrative fee (Note 3)............          11,605
   Compensation of Trustees not employees of
    the investment adviser or administrator          8,600
   Custodian fee (Note 1C)................          53,205
   Transfer and dividend disbursing agent fees      18,817
   Printing...............................           1,768
   Shareholder communications.............           4,238
   Audit services.........................          30,500
   Legal services.........................           3,330
   Registration costs.....................          25,455
   Miscellaneous..........................           8,293
                                               ------------
    Total expenses........................     $   223,835
                                               ------------

Deduct -
   Allocation of expenses to investment
    adviser (Note 3)......................     $   (91,244)
   Reduction of investment adviser fee
    (Note 3)..............................         (58,024)
                                               ------------
    Total deductions......................     $  (149,268)
                                               ------------
    Net expenses..........................     $    74,567
                                               ------------
      Net investment income...............     $    99,911
                                               ------------

REALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments sold...     $     1,304
                                               ------------
    Net increase in net assets from
     operations...........................     $   101,215
                                               ============


See notes to financial statements

WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM)
-------------------------------------------------------------------------------

                                                                                                   Year Ended
                                                                                                   December 31

                                                                                   ------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2003                  2002
-----------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
     Net investment income......................................................     $     99,911          $    220,545
     Net realized gain (loss) on investments ...................................            1,304                  (341)
                                                                                      ------------          ------------
       Net increase in net assets resulting from operations.....................     $    101,215          $    220,204
                                                                                      ------------          ------------

   Distributions to shareholders (Note 2) -
     From net investment income.................................................     $    (99,753)         $   (279,831)
                                                                                      ------------          ------------
       Total distributions......................................................     $    (99,753)         $   (279,831)
                                                                                      ------------          ------------

   Fund share transactions+ -
     Proceeds from shares sold..................................................     $ 40,885,587          $ 36,968,761
     Reinvestment of dividends..................................................           55,733               156,734
     Cost of shares reacquired..................................................      (45,214,793)          (38,281,095)
                                                                                      ------------          ------------
     Net increase (decease) in net assets from fund share transactions..........     $ (4,273,473)         $ (1,155,600)
                                                                                      ------------          ------------
       Net decrease in net assets...............................................     $ (4,272,011)         $ (1,215,227)

NET ASSETS:
   At beginning of year.........................................................     $ 17,368,661          $ 18,583,888
                                                                                      ------------          ------------
   At end of year...............................................................     $ 13,096,650          $ 17,368,661
                                                                                     =============         =============



+ For WTMM, the Fund share transactions are at a net asset value of $1.00 per share.
See notes to financial statements

WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM)
-------------------------------------------------------------------------------



                                                                           Year Ended December 31,
                                                          -------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            2003         2002(5)       2001         2000        1999
-----------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year.............            $   1.0000   $   1.0000   $   1.0000   $    1.0000  $    1.0000

Income from investment operations:
   Net investment income(1)   .................            $   0.0060       0.0130       0.0359        0.0530       0.0420
   Net realized gain on investments sold.......                   - (6)     0.0263(+)    0.0004           --           --
                                                              --------     --------     --------     --------      --------
   Total income from investment operations.....            $   0.0060   $   0.0393   $   0.0363   $    0.0530  $    0.0420

Less distributions:
   Distributions from net investment income....            $  (0.0060)  $  (0.0393)  $  (0.0359)  $   (0.0530) $   (0.0420)
   Distributions from net realized gain........                -           --           (0.0004)      --           --
                                                              --------     --------     --------     --------      --------
   Total distributions.........................            $  (0.0060)  $  (0.0393)  $  (0.0363)  $   (0.0530) $   (0.0420)
                                                              --------     --------     --------     --------     --------
Net asset value, end of year...................            $   1.0000   $   1.0000   $   1.0000   $    1.0000  $    1.0000
                                                              =========    =========    =========    =========    =========
Total return(2) ...............................                0.60%        1.61%        3.70%         5.44%        4.29%

Ratios/Supplemental Data(1):

   Net assets, end of year (000 omitted).......             $  13,097    $  17,369    $  18,584      $43,608      $62,527
   Ratio of net expenses to average net assets                  0.45%        0.46%        0.47%        0.46%        0.45%
   Ratio of net expenses after custodian fee
     reduction to average net assets(3)(4) ....                 0.45%        0.45%        0.45%        0.45%        0.45%
   Ratio of net investment income to average net assets         0.60%        1.28%        3.93%        5.33%        4.19%

----------------------------------------------------------------------------------------------------------------------------------

(1)During each of the above periods, the investment adviser voluntarily reduced its fee and in certain periods was allocated a portion of the operating expenses. Had such actions not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                2003          2002         2001         2000         1999
                                                     --------------------------------------------------------------------

Net investment income (loss) per share.........            $  (0.0030)  $   0.0056   $   0.0330   $    0.0505  $    0.0402
                                                              =========    =========    =========    =========    =========
Ratios (as a percentage of average net assets):
   Expenses....................................                1.35%        1.18%        0.88%         0.71%        0.63%
                                                              =========    =========    =========    =========    =========
   Expenses after custodian fee reduction .....                1.35%        1.17%(3)     0.86%(3)      0.70%(3)     0.63%(3)
                                                              =========    =========    =========    =========    =========
   Net investment income (loss) ...............               (0.30%)       0.55%        3.52%         5.08%        4.01%
                                                              =========    =========    =========    =========    =========

-------------------------------------------------------------------------------------------------------------------------

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)Custodian fees were reduced by credits resulting from cash balances the fund maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.
(4)Under a written agreement in effect for the current fiscal year, Wright waives advisory fees and/or assumes operating expenses to the extent necessary to limit the expense ratio to 0.45% after custodian fee credits are applied.
(5)Certain of the per share data are based on average shares outstanding.
(6)Represents less than 0.0000.
+ Per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of fund shares and the amounts per share of realized and unrealized gains and losses at such times.

See notes to financial statements


WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - December 31, 2003


Face                                                     Coupon      Maturity        Market                        Current
Amount            Description                             Rate         Date           Price          Value          Yield
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 (unaudited)

MORTAGE-BACKED SECURITIES

$     170,945     FHLMC Gold Balloon #M90710             5.000%      03-01-07       $103.09        $ 176,236        4.9%
      129,637     FHLMC Gold Balloon #M90724             5.500%      05-01-07        102.98          133,498        5.3%
      425,095     FHLMC Gold Pool #M90767                4.500%      11-01-07        102.28          434,791        4.4%
      720,230     FHLMC Gold Pool #M90796                4.000%      02-01-08        101.85          733,529        3.9%
      571,748     FHLMC Gold Pool #M90802                4.000%      03-01-08        101.85          582,305        3.9%

U.S. GOVERNMENT AGENCIES

$    770,000      FFCB                                   2.500%      03-15-06       $100.80        $ 776,124        2.5%
   2,580,000      FHLMC                                  1.210%      07-30-04         99.29        2,561,703        1.2%
   2,105,000      FHLMC                                  2.875%      11-03-06        100.07        2,106,417        2.9%
   2,000,000      FNMA                                   3.000%      06-15-04        100.84        2,016,888        3.0%
     795,000      FNMA                                   1.750%      06-16-06         98.52          783,248        1.8%
     180,057      FNMA                                   5.000%      02-01-09        102.98          184,742        4.9%


U.S. TREASURIES

$  5,540,000      U.S. Treasury Notes                    3.625%      03-31-04       $100.68      $ 5,577,656        3.6%
   3,550,000      U.S. Treasury Notes                    6.750%      05-15-05        107.23        3,806,821        6.3%
   7,110,000      U.S. Treasury Notes                    4.625%      05-15-06        106.02        7,537,716        4.4%
                                                                                                 -----------
TOTAL INVESTMENTS (identified cost, $27,376,133) - 99.5%                                         $27,411,674

Other Assets, Less Liabilities --  0.5%                                                              145,805
                                                                                                 -----------

Net Assets -- 100.0%                                                                             $27,557,479
                                                                                                ============

FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
FFCB - Federal Farm Credit Bank

See notes to financial statements

WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB)
-------------------------------------------------------------------------------


             STATEMENT OF ASSETS AND LIABILITIES

                       December 31, 2003
-------------------------------------------------------------------------------


ASSETS:
  Investments, at value
    (identified cost of $27,376,133)(Note 1A)  $27,411,674
   Cash...................................          35,539
   Receivable for fund shares sold........          22,425
   Interest receivable....................         151,051
   Other assets...........................           3,820
                                               ------------
    Total assets..........................     $27,624,509
                                               ------------


LIABILITIES:
  Payable for fund shares reacquired......     $     9,333
  Distributions payable...................          17,884
  Transfer agent fee payable..............           3,501
  12b-1 fees payable......................           2,109
  Manager fee payable.....................          21,280
  Accrued expenses and other liabilities..          12,923
                                               ------------
    Total liabilities.....................     $    67,030
                                               ------------
NET ASSETS................................     $27,557,479
                                               ============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for Fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $28,431,457
  Accumulated net realized loss on
   investments (computed on the basis of
   identified cost).......................        (891,637)
  Unrealized appreciation on investments
   (computed on the basis of identified cost)       35,541
  Distributions in excess of net investment
   income.................................         (17,882)
                                               ------------

   Net assets applicable to outstanding
    shares................................     $27,557,479
                                               ==============

SHARES OF BENEFICIAL INTEREST OUTSTANDING.       2,689,303
                                               ==============

NET ASSET VALUE, OFFERING PRICE,
  AND REDEMPTION PRICE PER SHARE
  OF BENEFICIAL INTEREST..................     $     10.25
                                               ==============


See notes to financial statements



                     STATEMENT OF OPERATIONS

                  Year Ended December 31, 2003
------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B):

   Interest income........................     $   843,081
                                              ------------

  Expenses -
   Investment adviser fee (Note 3)........     $   140,835
   Administrator fee (Note 3).............          28,167
   Compensation of Trustees not employees of
    the investment adviser or administrator          8,600
   Custodian fee (Note 1C)................          48,650
   Distribution expenses (Note 4).........          78,229
   Transfer and dividend disbursing agent fees      20,870
   Shareholder communications.............           7,868
   Printing...............................           3,830
   Interest expense.......................           2,161
   Audit services.........................          36,600
   Legal services.........................           7,430
   Registration costs.....................          14,344
   Miscellaneous..........................           3,316
                                               ------------
    Total expenses........................     $   400,900
                                               ------------

Deduct -
   Reduction of investment adviser
    fee (Note 3)..........................     $   (27,605)
   Reduction of distribution expenses by
    principal underwriter (Note 4)........         (76,120)
                                               ------------
    Total deductions......................     $  (103,725)
                                               ------------
    Net expenses..........................     $    297,175
                                               ------------
      Net investment income...............     $    545,906
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $   699,197
  Change in unrealized appreciation
   of investments.........................      (1,048,933)
                                               ------------

   Net realized and unrealized loss of
    investments...........................     $  (349,736)
                                               ------------

    Net increase in net assets from
     operations...........................     $   196,170
                                               =============


See notes to financial statements

WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB)
-------------------------------------------------------------------------------

                                                                                                   Year Ended
                                                                                                   December 31

---------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2003                  2002
---------------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $    545,906          $  1,071,791
     Net realized gain on investments...........................................          699,197               300,660
     Change in unrealized appreciation (deprecation) on investments.............       (1,048,933)              426,012
                                                                                      ------------          ------------
       Net increase in net assets resulting from operations.....................     $    196,170          $  1,798,463
                                                                                      ------------          ------------

   Distributions to shareholders (Note 2)-
     From net investment income.................................................     $   (914,896)         $ (1,163,783)
                                                                                      ------------          ------------
       Total distributions......................................................     $   (914,896)         $ (1,163,783)
                                                                                      ------------          ------------
   Net increase (decrease) in net assets from fund share transactions (Note 5)..     $ (5,563,259)         $ (2,820,387)
                                                                                      ------------          ------------
       Net decrease in net assets...............................................     $ (6,281,985)         $ (2,185,707)

NET ASSETS:
   At beginning of year.........................................................       33,839,464            36,025,171
                                                                                      ------------          ------------
   At end of year...............................................................     $ 27,557,479          $ 33,839,464
                                                                                     =============         =============
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME INCLUDED
   IN NET ASSETS AT END OF YEAR.................................................     $    (17,880)         $    (12,196)
                                                                                     =============         =============


See notes to financial statements

WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB)
-------------------------------------------------------------------------------


                                                                           Year Ended December 31,
----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            2003          2002         2001         2000        1999
----------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year..........                  $ 10.490     $  10.290    $  10.080    $   9.930     $ 10.270
                                                              --------     --------     --------     --------      --------
Income (loss) from investment operations:
   Net investment income(1)  ...............                  $  0.165     $   0.349    $   0.480(7) $   0.525     $  0.534
   Net realized and unrealized gain (loss)..                    (0.102)        0.200        0.195(7)     0.143       (0.343)
                                                              --------     --------     --------     --------      --------
     Total income from investment operations                  $  0.063     $   0.549    $   0.675    $   0.668     $  0.191
                                                              --------     --------     --------     --------      --------

Less distributions:
     Distributions from investment income...                  $ (0.303)    $  (0.349)   $  (0.465)   $  (0.518)    $ (0.531)
                                                              --------     --------     --------     --------      --------
     Total distributions....................                  $ (0.303)    $  (0.349)   $  (0.465)   $  (0.518)    $ (0.531)
                                                              --------     --------     --------     --------      --------
Net asset value, end of year................                  $ 10.250     $  10.490    $  10.290    $  10.080     $  9.930
                                                              =========    =========    =========    =========     ========
Total return(2) ............................                     0.61%        5.42%         6.82%        6.94%        1.91%

Ratios/Supplemental Data(1):

   Net assets, end of year (000 omitted)....                  $ 27,557     $ 33,839     $  36,025    $  39,198     $ 52,825
   Ratio of net expenses to average net assets                   0.95%        0.97%(3)      0.97%(3)     0.98%(3)     0.91%(3)

   Ratio of net expenses after custodian fee
      reduction to average net assets ......                     0.95%(6)     0.95%(3)(4)(6)0.95%(3)(4)(6)0.95%(3)(4)(6)0.90%(3)(4)
   Interest expense  .......................                     0.01%         -            -           -            -
   Ratio of net investment income to average
      net assets............................                     1.75%         3.10%        4.40%       5.27%        5.27%
   Portfolio turnover rate  ................                      165%           64%(5)       92%(5)      65%(5)       0%(5)

-----------------------------------------------------------------------------------------------------------------------------------

(1)For  certain  periods  presented,  the  operating  expenses  of the fund were reduced by an allocation of expenses to the investment  adviser,  a reduction
   in  distribution   fees  by  the  principal   underwriter,   a  reduction  in
   administrator  fees,  or a  combination  thereof.  Had such  action  not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                2003          2002         2001         2000         1999
                                                             --------------------------------------------------------------------

     Net investment income per share........                  $  0.134     $   0.323    $   0.452    $   0.511     $  0.526
                                                              =========    =========    =========    =========    =========
     Ratios (As a percentage of average net assets):

       Expenses ............................                     1.28%         1.20%(3)     1.22%(3)     1.13%(3)     0.99%(3)
                                                              =========    =========    =========    =========    =========
       Expenses after custodian fee reduction                    1.28%         1.18%(3)(4)  1.20%(3)(4)  1.10%(3)(4)  0.98%(3)(4)
                                                              =========    =========    =========    =========    =========
       Interest expense.....................                     0.01%         -            -            -            -
                                                              =========    =========    =========    =========    =========
       Net investment income................                     1.42%         2.87%        4.15%        5.13%        5.19%
                                                              =========    =========    =========    =========    =========
----------------------------------------------------------------------------------------------------------------------------------

(2)Total  investment  return is calculated  assuming a purchase at the net asset value on the first  day and a sale at the net asset  value on the last day of each year reported.  Dividends and  distributions,  if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)Includes each fund's share of its corresponding portfolio's allocated expenses.
(4)Custodian fees were reduced by credits  resulting from cash balances the fund maintained  with the custodian  (Note 1C). The computation of net expenses to average daily net assets reported above is computed without  consideration of such credits.
(5)Represents portfolio turnover rate of the fund's corresponding portfolio.
(6)Under a written  agreement,  Wright  waives  all or a portion  of either  its advisory  and/or  distribution  fees and  assumes  operating  expenses to the extent necessary to limit expense ratios to 0.95% after custodian fee credits are applied.
(7)Reporting   guidelines   require  the  funds  to  disclose   the  effects  of
   implementing  the  change in  accounting  for  amortization  of  premium  and discount on debt  securities.  If  adjustments  were not made, net investment income per share would have been $0.491 and net realized and unrealized  gain
   (loss) per share would have been $0.184.

See notes to financial statements


WRIGHT U.S. GOVERNMENT INTERMEDIATE FUND (WUSGI)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - December 31, 2003



Face                                                     Coupon      Maturity        Market                        Current
Amount            Description                             Rate         Date           Price          Value          Yield
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 (unaudited)

MORTAGE-BACKED SECURITIES

$      25,927     FHLMC Gold Pool #M90724                5.500%      05-01-07       $102.98         $ 26,700        5.3%
      425,095     FHLMC Gold Pool #M90767                4.500%      11-01-07        102.28         434,790         4.4%
      190,583     FHLMC Gold Pool #M90802                4.000%      03-01-08        101.85          194,102        3.9%
       90,029     FNMA Pool #254227                      5.000%      02-01-09        102.60           92,371        4.9%
      237,051     FNMA Pool #254546                      5.500%      12-01-17        103.77          245,984        5.3%
      209,868     FNMA Pool #663689                      5.000%      01-01-18        102.15          214,386        4.9%


U.S. GOVERNMENT AGENCIES

$   1,030,000     FFCB                                   2.500%      03-15-06       $100.80      $ 1,038,192        2.5%
    1,070,000     FHLMC                                  2.875%      11-03-06        100.07        1,070,720        2.9%
      760,000     FNMA                                   3.000%      06-15-04        100.84          766,417        3.0%
    1,175,000     FNMA                                   2.875%      05-19-08         97.66        1,147,489        2.9%
    1,875,000     FNMA                                   3.875%      11-17-08        100.22        1,879,031        3.9%
      390,000     Tennessee Valley Authority             6.000%      03-15-13        110.05          429,201        5.5%

U.S. TREASURIES

$     440,000     U.S. Treasury Notes                    3.625%      03-31-04       $100.68        $ 442,991        3.6%
    1,400,000     U.S. Treasury Notes                    6.750%      05-15-05        107.23        1,501,282        6.3%
    1,690,000     U.S. Treasury Notes                    4.625%      05-15-06        106.02        1,791,665        4.4%
    1,330,000     U.S. Treasury Notes                    3.000%      11-15-07        100.89        1,341,846        3.0%
    1,060,000     U.S. Treasury Notes                    5.000%      08-15-11        107.05        1,134,697        4.7%
                                                                                                 -----------
Total Investments (identified cost, $13,732,521) - 98.5%                                         $13,751,864
Other Assets, less Liabilities - 1.5%                                                                202,342
                                                                                                 -----------
Net Assets -  100.0%                                                                             $13,954,206
                                                                                                ============

FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
FFCB - Federal Farm Credit Bank
See notes to financial statements

WRIGHT U.S. GOVERNMENT INTERMEDIATE FUND (WUSGI)
-------------------------------------------------------------------------------


              STATEMENT OF ASSETS AND LIABILITIES

                        December 31, 2003
-------------------------------------------------------------------------------

ASSETS:
  Investments, at value

    (identified cost of $13,732,521) (Note 1A) $13,751,864
  Cash....................................          17,013
  Receivable for fund shares sold.........         120,514
  Receivable from investment adviser......           1,114
  Interest receivable.....................          89,464
  Other assets............................           4,155
                                               ------------
    Total assets..........................     $13,984,124
                                               ------------


LIABILITIES:
  Payable for fund shares reacquired......     $     6,645
  Distributions payable...................           7,520
  Payable to affiliate for Trustees' fees.              48
  Transfer agent fee payable..............           2,969
  Accrued expenses and other liabilities..          12,736
                                               ------------
    Total liabilities.....................     $    29,918
                                               ------------


NET ASSETS................................     $13,954,206
                                               ============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $14,026,471
  Distributions in excess of net realized gain
   on investments (computed on the basis
   of identified cost)....................         (90,413)
  Unrealized appreciation on investments
   (computed on the basis of identified cost)       19,343
  Distributions in excess of net
   investment incom.......................          (1,194)
                                               ------------
   Net assets applicable to outstanding
    shares................................     $13,954,206
                                               ============

  SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................       1,071,882
                                               ============
  NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................     $     13.02
                                               ============



See notes to financial statements




                    STATEMENT OF OPERATIONS

                  Year Ended December 31, 2003
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B):

   Interest income .......................     $   627,879
                                               ------------

  Expenses -
   Investment adviser fee (Note 3)........     $    69,312
   Administration fee (Note 3)............          13,862
   Compensation of Trustees not employees of
    the investment adviser or administrator          8,648
   Custodian fee (Note 1C)................          45,471
   Distribution expenses (Note 4).........          38,509
   Transfer and dividend disbursing agent fees      17,440
   Shareholder communications.............           3,929
   Printing...............................           2,267
   Interest expense.......................             919
   Audit services.........................          33,750
   Legal services.........................           3,528
   Registration costs.....................          14,626
   Miscellaneous..........................           2,958
                                               ------------
    Total expenses........................     $   255,219
                                               ------------

Deduct -
   Allocation of expenses to
    investment adviser (Note 3)...........     $    (1,114)
   Reduction of investment adviser fee
    (Note 3)..............................         (69,312)
   Reduction of distribution expenses by
    principal underwriter (Note 4)........         (38,509)
                                               ------------
    Total deductions......................     $  (108,935)
                                               ------------
    Net expenses..........................     $   146,284
                                               ------------
      Net investment income...............     $   481,595
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $   725,050
  Change in unrealized depreciation
   of investments.........................      (1,003,483)
                                               ------------

   Net realized and unrealized gain of
    investments...........................     $  (278,433)
                                               ------------

    Net increase in net assets from
     operations...........................     $   203,162
                                               ============


See notes to financial satements

WRIGHT U.S. GOVERNMENT INTERMEDIATE FUND (WUSGI)
-------------------------------------------------------------------------------


                                                                                                   Year Ended
                                                                                                   December 31
-----------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2003                  2002
-----------------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $    481,595          $    433,981
     Net realized gain on investments...........................................          725,050               478,964
     Change in unrealized depreciation on investments...........................       (1,003,483)              (78,322)
                                                                                      ------------          ------------
       Net increase in net assets resulting from operations.....................     $    203,162          $    834,623
                                                                                      ------------          ------------

   Distributions to shareholders (Note 2) -
     From net investment income.................................................     $   (509,316)         $   (474,533)
     From net realized gain.....................................................         (525,743)             (336,443)
                                                                                      ------------          ------------
       Total distributions......................................................     $ (1,035,059)         $   (810,976)
                                                                                      ------------          ------------

   Net increase (decrease) in net assets from fund share transactions (Note 5)..     $   (729,294)         $  5,322,697
                                                                                      ------------          ------------
       Net increase (decrease) in net assets....................................     $ (1,561,191)         $  5,346,344
NET ASSETS:
   At beginning of year.........................................................       15,515,397            10,169,053
                                                                                      ------------          ------------
   At end of year...............................................................     $ 13,954,206          $ 15,515,397
                                                                                     =============         =============
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME INCLUDED
   IN NET ASSETS AT END OF YEAR.................................................     $     (1,194)         $     32,239
                                                                                     =============         =============


See notes to financial statements

WRIGHT U.S. GOVERNMENT INTERMEDIATE FUND (WUSGI)
-------------------------------------------------------------------------------




                                                                           Year Ended December 31,
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                             2003         2002         2001         2000        1999
-----------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year..........                  $ 13.790     $  13.630    $  13.750    $  12.890     $ 14.400
                                                              --------     --------     --------     --------      --------
Income (loss) from investment operations:
   Net investment income(1) ................                  $  0.422     $   0.575    $   0.651(7) $   0.737     $  0.722
   Net realized and unrealized gain (loss)..                    (0.235)        0.496        0.006(7)     0.842       (1.282)
                                                              --------     --------     --------     --------      --------
     Total income (loss)
     from investment operations.............                  $  0.187     $   1.071    $   0.657    $   1.579     $ (0.560)
                                                              --------     --------     --------     --------      --------
Less distributions:
   Distributions from investment income.....                  $ (0.451)    $  (0.605)   $  (0.701)   $  (0.719)    $ (0.716)
   Distributions from capital gains.........                    (0.506)       (0.306)      (0.076)       -           (0.234)
                                                              --------     --------     --------     --------      --------

     Total distributions....................                  $ (0.957)    $  (0.911)   $  (0.777)   $  (0.719)    $ (0.950)
                                                              --------     --------     --------     --------      --------

Net asset value, end of year................                  $ 13.020     $  13.790    $  13.630    $  13.750     $ 12.890
                                                              =========    =========    =========    =========    =========
Total return(2) ............................                     1.36%        8.07%         5.40%       12.61%      (3.97%)

Ratios/Supplemental Data(1):

   Net assets, end of year (000 omitted)....                  $  13,954    $  15,515    $  10,169    $  16,498     $ 31,192
     Ratio of net expenses to average net assets                  0.95%        1.01%(3)     1.02%(3)     0.97%(3)     0.92%(3)

     Ratio of net expenses after custodian fee
        reduction to average net assets.....                      0.95%(6)     0.95%(3)(4)(6)0.95%(3)(4)(6)0.95%(3)(4)(6)0.90%(3)(4)
     Interest expense.......................                      0.01%        -            -            -            -
     Ratio of net investment income
        to average net assets...............                     3.13%        3.95%        5.11%        5.55%        5.26%
   Portfolio turnover rate  ................                      167%          98%(5)       27%(5)       74%(5)        0%(5)

-----------------------------------------------------------------------------------------------------------------------------------

 1)For each of the periods  presented,  the operating  expenses of the fund were  reduced  by an  allocation  of  expenses  to the  investment  adviser or a reduction in the investment adviser fee, a reduction in distribution fees by the distributor,  a reduction in administrator fees, or a combination  thereof.  Had such action not been  undertaken,  the net  investment  income per share and the ratios would have been as follows:
                                                                2003          2002         2001         2000         1999
---------------------------------------------------------------------------------------------------------------------------

Net investment income per share.............                  $  0.326     $   0.477    $   0.547    $   0.700   $  0.703
                                                              =========    =========    =========    =========    =========
Ratios (as a percentage of average net assets):

   Expenses ................................                     1.66%         1.62%(3)     1.84%(3)     1.26%(3)   1.06%(3)
                                                              =========    =========    =========    =========    =========
   Expenses after custodian fee reduction...                     1.66%         1.56%(3)(4)  1.77%(3)(4)  1.24%(3)(4)1.04%(3)(4)

                                                              =========    =========    =========    =========    =========
   Interest expense.........................                     0.01%         -            -            -            -
                                                              =========    =========    =========    =========    =========
   Net investment income....................                     2.42%         3.28%        4.29%        5.27%       5.12%
                                                              =========    =========    =========    =========    =========

--------------------------------------------------------------------------------------------------------------------------------

(2)Total  investment  return is calculated  assuming a purchase at the net asset value on the first  day and a sale at the net asset  value on the last day of each year reported.  Dividends and  distributions,  if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)Includes each fund's share of its corresponding portfolio's allocated expenses.
(4)Custodian fees were reduced by credits  resulting from cash balances the fund and the portfolio maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets  reported above is computed  without consideration of such credits.
(5)Represents portfolio turnover rate at the fund's corresponding portfolio.
(6)Under a written  agreement,  Wright  waives  all or a portion  of either  its advisory  and/or  distribution  fees and  assumes  operating  expenses to the extent necessary to limit expense ratios to 0.95% after custodian fee credits are applied.
(7)Reporting   guidelines   require  the  fund  to   disclose   the  effects  of
   implementing  the change in accounting  for the  amortization  of premium and discount on debt securities. If the adjustments were not made, net investment income per share would have been $0.713 and net realized and unrealized  gain
   (loss) per share would have been $(0.056).

See notes to financial statements

WRIGHT TOTAL RETURN BOND FUND (WTRB)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - December 31, 2003


Face                                                     Coupon      Maturity        Market                        Current
Amount            Description                             Rate         Date           Price          Value          Yield
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 (unaudited)

ASSET-BACKED SECURITIES

$    500,000    Citibank Credit Card Master Trust         6.900%      10-15-07       $108.47       $  542,357        6.4%
     380,000    Citibank Credit Card Master Trust         5.875%      03-10-11        109.93          417,729        5.3%
     610,000    MBNA Master Credit Card Tr., Ser.1999-BA  5.900%      08-15-11        110.40          673,418        5.3%
     160,000    MBNA Master Credit Card Tr., Ser.2000-AA  7.350%      07-16-07        106.50          170,404        6.9%
                                                                                                    ----------
Total Asset-Backed Securities (identified cost, $1,751,844) - 4.3%                                 $1,803,908
                                                                                                    ----------

CORPORATE BONDS

AUTO

$    190,000    DaimlerChrysler North American Holding Co.7.200%      09-01-09       $111.81        $ 212,436        6.4%
     195,000    General Motors Corp.                      8.800%      03-01-21        116.09          226,375        7.6%

BANKS

$    310,000      Bank of New York Co., Inc.             6.375%      04-01-12       $111.03        $ 344,199        5.7%
      405,000     Bank One Corp., Note                   2.625%      06-30-08         96.26          389,852        2.7%
      390,000     Bayerische Landesbank, MTN             2.600%      10-16-06        100.41          391,594        2.6%
      255,000     Key Bank N.A., Note                    7.000%      02-01-11        114.33          291,533        6.1%
      325,000     Royal Bank of Scotland                 7.648%      08-31-49        119.78          389,273        6.4%
      360,000     U.S. Bancorp                           5.100%      07-15-07        106.71          384,158        4.8%

BLDG-RESIDENTIAL/COMMER

$    170,000      Centex Corp.                           7.875%      02-01-11       $117.74        $ 200,158        6.7%

BUILDING MATERIALS

$     95,000      Lowes Co., Inc.                        8.250%      06-01-10       $121.99        $ 115,895        6.8%

CABLE TV

$    170,000      A T & T Broadband Corp.                8.375%      03-15-13       $122.60        $ 208,422        6.8%
     180,000      Cox Communications, Inc.               7.125%      10-01-12        115.53          207,960        6.2%

DIVERSIFIED FINANCIALS

$    375,000      Bear Stearns Co., Inc.                 1.770%      09-27-07       $101.30        $ 379,878        1.7%
     340,000      Boeing Capital Corp., Senior Note      7.375%      09-27-10        115.10          391,344        6.4%
     245,000      Cendant Corp.                          6.250%      01-15-08        109.20          267,540        5.7%
     375,000      CIT Group Holdings, Inc.               6.875%      11-01-09        112.49          421,845        6.1%
     360,000      Countrywide Home Load                  5.500%      08-01-06        106.88          384,768        5.1%
     190,000      First Union Corp.                      6.400%      04-01-08        110.38          209,713        5.8%
     200,000      Ford Motor Credit Co.                  7.375%      10-28-09        109.95          219,894        6.7%
     415,000      General Elec Cap Corp.                 6.125%      02-22-11        110.17          457,213        5.6%
     300,000      Goldman Sachs Group, Inc.              6.600%      01-15-12        111.93          335,788        5.9%
     380,000      Household Finance Corp.                6.375%      10-15-11        110.29          419,098        5.8%
     200,000      International Lease Finance Corp.      5.125%      08-01-04        102.04          204,086        5.0%
     150,000      International Lease Finance Corp.      5.950%      06-06-05        105.60          158,406        5.6%
     390,000      Lehman Brothers Holdings, Inc.         3.500%      08-07-08         99.48          387,969        3.5%
     390,000      National Rural Utilities               3.250%      10-01-07         99.82          389,290        3.3%
     390,000      SLM Corp.                              1.381%      07-25-07        100.23          390,915        1.4%
     260,000      Wells Fargo & Co.                      4.800%      07-29-05        104.64          272,072        4.6%

ELECTRIC-INTEGRATED

$    190,000      American Electric Power Co., Inc.      6.125%      05-15-06       $107.83        $ 204,877        5.7%
     205,000      Dominion Resources, Inc.               6.300%      03-15-33        101.71          208,507        6.2%
     190,000      PPL Electric Utilities                 5.875%      08-15-07        109.22          207,514        5.4%
     185,000      Progress Energy, Inc.                  7.100%      03-01-11        112.85          208,781        6.3%
     210,000      Scana Corp.                            1.620%      11-15-06        100.04          210,084        1.6%

FOOD-RETAIL

$    180,000      Albertson's, Inc.                      7.500%      02-15-11       $114.80        $ 206,634        6.5%
     200,000      Safeway, Inc., Note                    5.800%      08-15-12        103.57          207,143        5.6%

INSTRUMENTS-CONTROLS

$   345,000       Honeywell International, Inc.          7.000%      03-15-07       $112.50        $ 388,112        6.2%

MEDICAL

$    110,000      Amgen, Inc.                            6.500%      12-01-07       $112.55        $ 123,803        5.8%
      25,000      Wyeth                                  5.500%      03-15-13        101.98          209,056        5.4%

MEDICAL-HMO

$    340,000      UnitedHealth Group, Inc.               5.200%      01-17-07       $107.08        $ 364,083        4.9%

MULTIMEDIA

$    185,000      AOL Time Warner, Inc.                  6.750%      04-15-11       $111.89        $ 206,999        6.0%

OIL & GAS

$    460,000      BP Capital Markets Plc                 2.750%      12-29-06       $100.23        $ 461,047        2.7%
     350,000      Conoco, Inc.                           6.350%      04-15-09        112.31          393,087        5.7%
     190,000      Repsol International Finance           7.450%      07-15-05        107.56          204,368        6.9%
     180,000      Transocean Sedco Forex                 7.500%      04-15-31        114.88          206,776        6.5%

PAPER & RELATED PRODUCTS

$    190,000      Meadwestvaco Corp.                     6.850%      04-01-12       $110.17        $ 209,328        6.2%

PIPELINES

$     185,000     Duke Capital Corp., Senior Note        7.500%      10-01-09       $114.49        $ 211,808        6.6%

PROPERTY/CASUALTY INS.

$     205,000     Fund American Cos.,
                   Inc., Guar. Senior Note               5.875%      05-15-13       $101.39        $ 207,856        5.8%

RETAIL

$     135,000     TJX Cos., Inc.                         7.450%      12-15-09       $116.65        $ 157,480        6.4%

TELECOM

$    165,000      Ameritech Capital Corp.                7.500%      04-01-05       $106.96        $ 176,482        7.0%
     180,000      A T & T Wireless                       7.875%      03-01-11        115.91          208,636        6.8%
     230,000      BellSouth Telecommunications, Inc.     6.375%      06-15-04        102.27          235,227        6.2%
     145,000      British Telecom Plc                    8.875%      12-15-30        131.23          190,287        6.8%
     170,000      Deutsche Telekom International  Finance8.500%      06-15-10        121.10          205,865        7.0%
     170,000      France Telecom SA                      9.250%      03-01-11        120.30          204,518        7.7%
     150,000      SBC Communications, Inc.               7.000%      07-15-04        103.04          154,560        6.8%
     190,000      Sprint Capital Corp.                   6.125%      11-15-08        106.72          202,772        5.7%
     325,000      Verizon Global Funding Corp.           7.750%      12-01-30        117.91          383,197        6.6%
                                                                                                  ----------
Total Corporate Bonds (identified cost, $15,135,241) - 36.4%                                     $15,410,561
                                                                                                  ----------



GOVERNMENT INTERESTS

MORTGAGE-BACKED SECURITIES

$     265,639     FHLMC Gold Pool #A10798                5.500%      05-01-33       $101.29        $ 269,067        5.4%
      949,078     FHLMC Gold Pool #A13645                6.000%      09-01-33        103.42          981,493        5.8%
      215,119     FHLMC Gold Pool #C01646                6.000%      09-01-33        103.42          222,466        5.8%
      215,211     FHLMC Gold Pool #C01702                6.500%      10-01-33        105.16          226,317        6.2%
      134,840     FHLMC Gold Pool #C27663                7.000%      06-01-29        105.92          142,819        6.6%
      109,896     FHLMC Gold Pool #E00903                7.000%      10-01-15        106.81          117,376        6.6%
    1,478,056     FNMA Pool #254904                      5.500%      09-01-33        101.38        1,498,515        5.4%
      125,904     FNMA Pool #479477                      6.000%      01-01-29        103.63          130,476        5.8%
      106,810     FNMA Pool #489357                      6.500%      03-01-29        104.68          111,807        6.2%
      136,997     FNMA Pool #535332                      8.500%      04-01-30        108.18          148,208        7.9%
      457,488     FNMA Pool #545317                      5.500%      11-01-16        103.78          474,801        5.3%
      519,654     FNMA Pool #545407                      5.500%      01-01-32        101.43          527,092        5.4%
      150,887     FNMA Pool #545782                      7.000%      07-01-32        105.92          159,822        6.6%
    1,250,873     FNMA Pool #545993                      6.000%      11-01-32        103.44        1,293,934        5.8%
      750,992     FNMA Pool #576524                      5.500%      01-01-29        101.91          765,331        5.4%
      230,071     FNMA Pool #597396                      6.500%      09-01-31        104.62          240,700        6.2%
      130,168     FNMA Pool #634823                      6.500%      03-01-32        104.63          136,195        6.2%
      629,604     FNMA Pool #663689                      5.000%      01-01-18        102.15          643,157        4.9%
      442,485     FNMA Pool #738630                      5.500%      11-01-33        101.35          448,471        5.4%
      742,074     FNMA Pool #739319                      6.000%      10-01-33        103.45          767,651        5.8%
      202,685     GNMA II Pool #2671                     6.000%      11-20-28        103.59          209,959        5.8%
       42,564     GNMA II Pool #2909                     8.000%      04-20-30        108.08           46,004        7.4%
      127,464     GNMA II Pool #2972                     7.500%      09-20-30        106.56          135,826        7.0%
       49,781     GNMA II Pool #2973                     8.000%      09-20-30        108.08           53,804        7.4%
    1,190,760     GNMA II Pool #3442                     5.000%      09-20-33         99.01        1,178,991        5.0%
      733,982     GNMA Pool #374892                      7.000%      02-15-24        107.26          787,267        6.5%
      145,840     GNMA Pool #376400                      6.500%      02-15-24        105.92          154,478        6.1%
      219,642     GNMA Pool #379982                      7.000%      02-15-24        107.26          235,588        6.5%
      333,437     GNMA Pool #410081                      8.000%      08-15-25        109.26          364,302        7.3%
      138,777     GNMA Pool #427199                      7.000%      12-15-27        106.84          148,267        6.6%
      116,066     GNMA Pool #436214                      6.500%      02-15-13        106.68          123,819        6.1%
       82,989     GNMA Pool #442996                      6.000%      06-15-13        105.68           87,701        5.7%
      210,321     GNMA Pool #448490                      7.500%      03-15-27        107.51          226,115        7.0%
      444,114     GNMA Pool #458762                      6.500%      01-15-28        105.62          469,056        6.2%
      277,995     GNMA Pool #460726                      6.500%      12-15-27        105.65          293,697        6.2%
      298,246     GNMA Pool #463839                      6.000%      05-15-13        105.68          315,180        5.7%
      241,680     GNMA Pool #478072                      6.500%      05-15-28        105.62          255,253        6.2%
      137,582     GNMA Pool #488924                      6.500%      11-15-28        105.62          145,309        6.2%
       73,887     GNMA Pool #510706                      8.000%      11-15-29        108.84           80,417        7.4%
      197,035     GNMA Pool #581536                      5.500%      06-15-33        101.80          200,581        5.4%

U.S. GOVERNMENT AGENCIES

$    450,000      FFCB                                   2.500%      03-15-06       $100.80        $ 453,579        2.5%
     960,000     FHLMC                                   2.875%      11-03-06        100.07          960,646        2.9%
     450,000      FNMA                                   3.000%      06-15-04        100.84          453,800        3.0%
     965,000      FNMA                                   2.875%      05-19-08         97.66          942,405        2.9%
     820,000     FNMA                                    3.875%      11-17-08        100.22          821,763        3.9%
     300,000     FNMA                                    6.250%      05-15-29        108.68          326,054        5.8%
     335,000     Tennessee Valley Authority              6.000%      03-15-13        110.05          368,673        5.5%

U.S. TREASURIES

$  1,325,000      U.S. Treasury Bonds                    7.250%      05-15-16       $124.78      $ 1,653,301        5.8%
   1,430,000      U.S. Treasury Bonds                    6.125%      11-15-27        112.77        1,612,661        5.4%
     760,000      U.S. Treasury Notes                    3.625%      03-31-04        100.68          765,166        3.6%
     250,000      U.S. Treasury Notes                    6.750%      05-15-05        107.23          268,086        6.3%
     300,000      U.S. Treasury Notes                    4.625%      05-15-06        106.02          318,047        4.4%
     755,000      U.S. Treasury Notes                    3.000%      11-15-07        100.89          761,725        3.0%
      95,000      U.S. Treasury Notes                    5.000%      08-15-11        107.05          101,695        4.7%
                                                                                                 -----------
Total Government Interests (identified cost, $24,307,691) - 58.2%                                $24,624,913
                                                                                                 -----------
Total Investments (identified cost, $41,194,776) - 98.9%                                         $41,839,382

Other assets, Less liabilities  - 1.1%                                                               477,639
                                                                                                 -----------
Net Assets -- 100.0%                                                                             $42,317,021
                                                                                                ============


FFCB - Federal Farm Credit Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association

See notes to financial statements

WRIGHT TOTAL RETURN BOND FUND (WTRB)
-------------------------------------------------------------------------------



             STATEMENT OF ASSETS AND LIABILITIES

                      December 31, 2003
-------------------------------------------------------------------------------


ASSETS:
  Investments at value
   (identified cost,$41,194,776)(Note 1A)      $41,839,382
  Cash....................................         133,804
  Receivable for fund shares issued.......          94,607
  Interest receivable.....................         372,899
  Other assets............................           5,323
                                               ------------
    Total assets..........................     $42,446,015
                                               ------------


LIABILITIES:
  Payable for fund shares reacquired......     $    67,002
  Distributions payable...................          27,510
  Payable to affiliate for Trustees' fees.             248
  Transfer agent fee payable..............           3,385
  12b-1 fees payable......................          13,882
  Accrued expenses and other liabilities..          16,697
                                               ------------
    Total liabilities.....................     $   128,994
                                               ------------


NET ASSETS................................     $42,317,021
                                               ============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $43,553,733
  Accumulated net realized loss
   on investments (computed on the basis
   of identified cost)....................      (1,871,645)
  Unrealized appreciation on investments
   (computed on the basis of identified cost)      644,606
  Distributions in excess of net
   investment income......................          (9,673)
                                               ------------
   Net assets applicable to outstanding
    shares................................     $42,317,021
                                               ============
SHARES OF BENEFICIAL INTEREST
  OUTSTANDING.............................       3,288,936
                                               ============
NET ASSET VALUE, OFFERING PRICE, AND
  REDEMPTION PRICE PER SHARE OF
  BENEFICIAL INTEREST.....................     $     12.87
                                               ============


See notes to financial statements




                       STATEMENT OF OPERATIONS

                     Year Ended December 31, 2003
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B):

   Interest income........................     $ 1,876,957
                                               ------------

  Expenses -
   Investment adviser fee (Note 3)........     $   182,625
   Administrator fee (Note 3).............          28,408
   Compensation of Trustees not employees of
    the investment adviser or administrator          8,848
   Custodian fee (Note 1C)................          59,692
   Distribution expenses (Note 4).........         101,458
   Transfer and dividend disbursing agent fees      19,655
   Shareholder communications.............           7,780
   Printing...............................           3,406
   Interest expense.......................             423
   Audit services.........................          31,900
   Legal services.........................           5,333
   Registration costs.....................          14,835
   Miscellaneous..........................           8,827
                                               ------------
    Total expenses........................     $   473,190
                                               ------------

  Deduct -
   Reduction of distribution expenses by
    principal underwriter (Note 4)........     $   (87,576)
                                               ------------
    Net expenses..........................     $   385,614
                                               ------------
      Net investment income...............     $ 1,491,343
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $ 1,652,885
  Change in unrealized appreciation
   of investments.........................      (1,854,914)
                                               ------------

   Net realized and unrealized loss of
    investments...........................     $  (202,029)
                                               ------------

    Net increase in net assets from
     operations...........................     $ 1,289,314
                                               ============

See notes to financial statements

WRIGHT TOTAL RETURN BOND FUND (WTRB)
-------------------------------------------------------------------------------


                                                                                                   Year Ended
                                                                                                   December 31

                                                                                    ---------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2003                  2002
----------------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $  1,491,343          $  2,302,609
     Net realized gain on investments...........................................        1,652,885               509,400
     Change in unrealized appreciation (depreciation) of investments............       (1,854,914)            1,129,199
                                                                                      ------------          ------------
       Net increase in net assets resulting from operations.....................     $  1,289,314          $  3,941,208
                                                                                      ------------          ------------


   Distributions to shareholders (Note 2)-
     From net investment income.................................................     $ (1,734,662)         $(2,378,235)
                                                                                      ------------          ------------
       Total distributions......................................................     $ (1,734,662)         $(2,378,235)
                                                                                      ------------          ------------
   Net increase (decrease) in net assets from fund share transactions (Note 5)..     $  3,358,788          $(12,779,874)
                                                                                      ------------          ------------
       Net increase (decrease) in net assets....................................     $  2,913,440          $(11,216,901)

NET ASSETS:
   At beginning of year.........................................................       39,403,581            50,620,482
                                                                                      ------------          ------------
   At end of year...............................................................     $ 42,317,021          $ 39,403,581
                                                                                     =============         =============
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF YEAR........................................     $     (9,673)         $     (9,673)
                                                                                     =============         =============

See notes to financial statements

WRIGHT TOTAL RETURN BOND FUND (WTRB)
-------------------------------------------------------------------------------



                                                                           Year Ended December 31,
                                                              --------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            2003          2002         2001         2000        1999
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........                  $ 13.010     $  12.550    $ 12.630    $  12.100     $ 13.310
                                                              --------     --------     --------     --------      --------
Income (loss) from investment operations:
   Net investment income(1) ................                  $  0.483     $   0.639    $  0.709 (4)$   0.712     $  0.679
   Net realized and unrealized gain (loss)..                    (0.066)        0.461      (0.090)(4)    0.530       (1.190)
                                                              --------     --------     --------     --------      --------
     Total income (loss) from investment operations           $  0.417     $   1.100    $  0.619     $  1.242     $ (0.511)
                                                              --------     --------     --------     --------      --------
Less distributions:

   Distributions from investment income.....                  $ (0.557)    $  (0.640)   $  (0.699)   $  (0.712)    $ (0.680)
   Distributions from capital gains.........                     -            --            -            -           (0.019)
                                                              --------     --------     --------     --------      --------
     Total distributions....................                  $ (0.557)    $  (0.640)   $  (0.699)   $  (0.712)    $ (0.699)
                                                              --------     --------     --------     --------      --------
Net asset value, end of year................                  $ 12.870     $ 13.010     $ 12.550     $  12.630     $ 12.100
                                                              =========    =========    =========    =========    =========
Total return(2) ............................                     3.25%        9.03%        4.96%        10.62%      (3.91%)

Ratios/Supplemental Data(1):

   Net assets, end of year (000 omitted)....                  $ 42,317     $ 39,404     $ 50,620     $  65,775     $ 87,336
   Ratio of net expenses to average net assets                   0.95%        0.96%        0.96%         0.96%        0.90%

   Ratio of net expenses after custodian fee
     reduction to average net assets........                     0.95%(5)     0.95%(3)(5)  0.95%(3)(5)   0.95%(3)(5)  0.90%(3)

   Ratio of net investment income to average
      net assets............................                     3.67%        4.92%        5.44%        5.84%        5.36%
   Portfolio turnover rate..................                      131%          68%          38%          61%          31%

--------------------------------------------------------------------------------------------------------------------------------

(1)For the years ended December 31, 2003, 2002, 2001 and 1999, the operating expenses of the fund were reduced by an allocation of expenses to the investment adviser, and/or a reduction in distribution expenses by the distributor. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                2003          2002         2001                      1999
                                                     -----------------------------------------------------------------------

   Net investment income per share..........                  $  0.455     $  0.621     $  0.701                   $  0.678
                                                              ==========   ==========   ==========               ==========
   Ratios (As a percentage of average net assets):

     Expenses...............................                     1.17%         1.09%        1.02%                     0.91%
                                                              ==========   ==========   ==========               ==========
     Expenses after custodian fee reduction.                     1.17%         1.08%(3)     1.01%(3)                  0.91%(3)
                                                              ==========   ==========   ==========               ==========
     Net investment income..................                     3.46%         4.78%        6.38%                     5.35%
                                                              ==========   ==========   ==========               ==========

-------------------------------------------------------------------------------------------------------------------------------

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(3)Custodian fees were reduced by credits resulting from cash balances the fund maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.

(4)Reporting   guidelines   require  the  funds  to  disclose   the  effects  of
   implementing  the  change in  accounting  for  amortization  of  premium  and discount on debt  securities.  If  adjustments  were not made, net investment income per share would have been $0.716 and net realized and unrealized  gain
   (loss) per share would have been $(0.097).

(5)Under a written agreement, Wright waives all or a portion of either its advisory and/or distribution fees and assumes operating expenses to the extent necessary to limit expense ratios to 0.95% after custodian fee credits are applied.

See notes to financial statements


WRIGHT CURRENT INCOME FUND (WCIF)
------------------------------------------------------------------------------
Portfolio of Investments - December 31, 2003



Face                                                      Coupon       Maturity        Market                       Current
Amount            Description                              Rate          Date           Price          Value         Yield
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  (unaudited)

MORTGAGE-BACKED SECURITIES - 99.0%

$  182,431        FHLMC Pool #27663                       7.000%      06-01-29        $105.92       $ 193,226         6.6%
 1,066,729        FNMA Pool #254546                       5.500%      12-01-17         103.77       1,106,928         5.3%
   311,099        FNMA Pool #535131                       6.000%      03-01-29         103.63         322,394         5.8%
 1,318,123        FNMA Pool #673315                       5.500%      11-01-32         101.39       1,336,396         5.4%
 1,034,539        FNMA Pool #696828                       5.000%      04-01-18         102.15       1,056,810         4.9%
   167,877        GNMA II Pool #1268                      8.000%      07-20-23         108.90         182,811         7.3%
    10,453        GNMA II Pool #1596                      9.000%      04-20-21         111.51          11,656         8.1%
    62,833        GNMA II Pool #1788                      7.000%      07-20-24         106.95          67,197         6.5%
    74,347        GNMA II Pool #2218                      7.500%      05-20-26         106.83          79,427         7.0%
   210,788        GNMA II Pool #2268                      7.500%      08-20-26         106.83         225,190         7.0%
    39,465        GNMA II Pool #2855                      8.500%      12-20-29         108.20          42,701         7.9%
   514,175        GNMA II Pool #3228                      6.500%      04-20-32         105.26         541,223         6.2%
 1,306,151        GNMA II Pool #3259                      5.500%      07-20-32         101.52       1,326,033         5.4%
 1,804,812        GNMA II Pool #3284                      5.500%      09-20-32         101.52       1,832,284         5.4%
   126,426        GNMA II Pool #545                       7.500%      12-20-22         107.25         135,589         7.0%
   158,309        GNMA II Pool #723                       7.500%      01-20-23         107.13         169,589         7.0%
        67        GNMA Pool #004183                       8.000%      07-15-04         101.94              68         7.8%
        45        GNMA Pool #004433                       9.000%      11-15-04         102.36              46         8.8%
       235        GNMA Pool #005466                       8.500%      03-15-05         104.37             245         8.1%
        51        GNMA Pool #005687                       7.250%      02-15-05         103.53              53         7.0%
       120        GNMA Pool #005910                       7.250%      02-15-05         103.53             125         7.0%
     1,313        GNMA Pool #007003                       8.000%      07-15-05         104.16            1,368        7.7%
        11        GNMA Pool #007319                       6.500%      10-15-04         101.42              12         6.4%
       587        GNMA Pool #009106                       8.250%      05-15-06         105.80             621         7.8%
       795        GNMA Pool #009889                       7.250%      02-15-06         104.83             834         6.9%
       729        GNMA Pool #012526                       8.000%      11-15-06         105.82             771         7.6%
    24,316        GNMA Pool #151443                      10.000%      03-15-16         112.47          27,349         8.9%
     4,208        GNMA Pool #153564                      10.000%      04-15-16         112.47           4,732         8.9%
    13,789        GNMA Pool #172558                       9.500%      08-15-16         111.95          15,437         8.5%
    29,493        GNMA Pool #176992                       8.000%      11-15-16         110.17          32,492         7.3%
     4,405        GNMA Pool #177784                       8.000%      10-15-16         110.17           4,853         7.3%
       424        GNMA Pool #190959                       8.500%      02-15-17         110.79             469         7.7%
    14,196        GNMA Pool #192357                       8.000%      04-15-17         110.19          15,642         7.3%
    41,545        GNMA Pool #194057                       8.500%      04-15-17         110.79          46,029         7.7%
    13,151        GNMA Pool #194287                       9.500%      03-15-17         112.05          14,736         8.5%
    95,174        GNMA Pool #194926                       8.500%      02-15-17         110.79         105,446         7.7%
     2,272        GNMA Pool #196063                       8.500%      03-15-17         110.79           2,517         7.7%
    48,143        GNMA Pool #206762                       9.000%      04-15-21         112.01          53,927         8.0%
    14,474        GNMA Pool #207019                       8.000%      03-15-17         110.19          15,949         7.3%
     1,232        GNMA Pool #208076                       8.000%      04-15-17         110.19           1,358         7.3%
     4,740        GNMA Pool #210520                      10.500%      08-15-17         113.37           5,374         9.3%
    16,618        GNMA Pool #211013                       9.000%      01-15-20         112.06          18,623         8.0%


   $17,303        GNMA Pool #211231                       8.500%      05-15-17        $110.79        $ 19,171         7.7%
    10,294        GNMA Pool #212601                       8.500%      06-15-17         110.79          11,405         7.7%
    33,043        GNMA Pool #219335                       8.000%      05-15-17         110.19          36,409         7.3%
    56,924        GNMA Pool #220703                       8.000%      05-15-17         110.19          62,723         7.3%
     7,422        GNMA Pool #220917                       8.500%      04-15-17         110.79           8,223         7.7%
   192,221        GNMA Pool #222112                       8.000%      01-15-22         109.81         211,079         7.3%
    22,441        GNMA Pool #223126                      10.000%      08-15-17         112.57          25,262         8.9%
    18,446        GNMA Pool #223133                       9.500%      07-15-17         112.05          20,668         8.5%
    10,381        GNMA Pool #223348                      10.000%      08-15-18         112.66          11,695         8.9%
     1,636        GNMA Pool #223588                      10.000%      12-15-18         112.66           1,844         8.9%
    14,787        GNMA Pool #228308                      10.000%      01-15-19         112.74          16,671         8.9%
    11,848        GNMA Pool #230223                       9.500%      04-15-18         112.12          13,284         8.5%
    14,615        GNMA Pool #245580                       9.500%      07-15-18         112.12          16,387         8.5%
     5,468        GNMA Pool #247473                      10.000%      09-15-18         109.92           6,010         9.1%
    20,772        GNMA Pool #247681                       9.000%      11-15-19         112.06          23,278         8.0%
     4,088        GNMA Pool #247872                      10.000%      09-15-18         112.66           4,605         8.9%
     2,285        GNMA Pool #250412                       8.000%      03-15-18         110.14           2,516         7.3%
     7,467        GNMA Pool #251241                       9.500%      06-15-18         112.12           8,372         8.5%
     8,597        GNMA Pool #258911                       9.500%      09-15-18         112.12           9,639         8.5%
    15,778        GNMA Pool #260999                       9.500%      09-15-18         112.12          17,690         8.5%
     9,785        GNMA Pool #263439                      10.000%      02-15-19         112.74          11,031         8.9%
     2,377        GNMA Pool #265267                       9.500%      08-15-20         112.05           2,664         8.5%
     5,890        GNMA Pool #266983                      10.000%      02-15-19         112.74           6,640         8.9%
     3,645        GNMA Pool #273690                       9.500%      08-15-19         112.03           4,083         8.5%
     7,277        GNMA Pool #274489                       9.500%      12-15-19         112.03           8,153         8.5%
     6,254        GNMA Pool #277205                       9.000%      12-15-19         112.06           7,008         8.0%
    28,443        GNMA Pool #285744                       9.000%      05-15-20         112.06          31,874         8.0%
    19,437        GNMA Pool #286556                       9.000%      03-15-20         112.06          21,782         8.0%
     7,442        GNMA Pool #289092                       9.000%      04-15-20         112.06           8,340         8.0%
    11,872        GNMA Pool #301366                       8.500%      06-15-21         110.50          13,119         7.7%
     1,934        GNMA Pool #302723                       8.500%      05-15-21         110.50           2,137         7.7%
    11,637        GNMA Pool #302933                       8.500%      06-15-21         110.50          12,859         7.7%
    40,052        GNMA Pool #304512                       8.500%      05-15-21         110.50          44,256         7.7%
    62,267        GNMA Pool #305091                       9.000%      07-15-21         112.01          69,747         8.0%
    12,191        GNMA Pool #306693                       8.500%      09-15-21         110.50          13,471         7.7%
    12,369        GNMA Pool #308792                       9.000%      07-15-21         112.01          13,855         8.0%
     3,965        GNMA Pool #314222                       8.500%      04-15-22         110.42           4,378         7.7%
    28,659        GNMA Pool #315187                       8.000%      06-15-22         109.81          31,471         7.3%
   160,873        GNMA Pool #315388                       8.000%      02-15-22         109.81         176,655         7.3%
    16,811        GNMA Pool #315754                       8.000%      01-15-22         109.81          18,460         7.3%
    46,116        GNMA Pool #316240                       8.000%      01-15-22         109.81          50,640         7.3%
    12,837        GNMA Pool #317351                       8.000%      05-15-22         109.81          14,096         7.3%
    79,151        GNMA Pool #319441                       8.500%      04-15-22         110.42          87,399         7.7%
    21,332        GNMA Pool #321806                       8.000%      05-15-22         109.81          23,425         7.3%


$   71,242        GNMA Pool #321807                       8.000%      05-15-22        $109.81        $ 78,231         7.3%
    30,051        GNMA Pool #321976                       8.500%      01-15-22         110.42          33,182         7.7%
   109,936        GNMA Pool #323226                       8.000%      06-15-22         109.81         120,721         7.3%
    91,105        GNMA Pool #323929                       8.000%      02-15-22         109.81         100,043         7.3%
    31,931        GNMA Pool #325165                       8.000%      06-15-22         109.81          35,063         7.3%
    45,709        GNMA Pool #325651                       8.000%      06-15-22         109.81          50,193         7.3%
    78,059        GNMA Pool #329540                       7.500%      08-15-22         108.05          84,341         6.9%
   273,575        GNMA Pool #329982                       7.500%      02-15-23         107.92         295,256         6.9%
    41,715        GNMA Pool #331361                       8.000%      11-15-22         109.81          45,808         7.3%
    55,223        GNMA Pool #335950                       8.000%      10-15-22         109.81          60,640         7.3%
    41,519        GNMA Pool #348213                       6.500%      08-15-23         106.11          44,058         6.1%
    35,141        GNMA Pool #350659                       7.500%      06-15-23         107.92          37,926         6.9%
   335,174        GNMA Pool #350938                       6.500%      08-15-23         106.11         355,667         6.1%
   283,469        GNMA Pool #352001                       6.500%      12-15-23         106.11         300,801         6.1%
   128,389        GNMA Pool #352110                       7.000%      08-15-23         107.33         137,798         6.5%
   269,396        GNMA Pool #367806                       6.500%      09-15-23         106.11         285,867         6.1%
   342,919        GNMA Pool #368238                       7.000%      12-15-23         107.33         368,049         6.5%
   590,779        GNMA Pool #372050                       6.500%      02-15-24         105.92         625,771         6.1%
    68,222        GNMA Pool #372379                       8.000%      10-15-26         109.18          74,484         7.3%
    78,283        GNMA Pool #394805                       7.500%      02-15-26         107.63          84,257         7.0%
   137,284        GNMA Pool #405558                       7.500%      01-15-26         107.63         147,762         7.0%
   270,177        GNMA Pool #410215                       7.500%      12-15-25         107.73         291,050         7.0%
    69,469        GNMA Pool #414736                       7.500%      11-15-25         107.73          74,836         7.0%
    86,055        GNMA Pool #417225                       7.500%      01-15-26         107.63          92,623         7.0%
   234,935        GNMA Pool #420707                       7.000%      02-15-26         106.96         251,287         6.5%
    94,548        GNMA Pool #421829                       7.500%      04-15-26         107.63         101,763         7.0%
   193,746        GNMA Pool #424173                       7.500%      03-15-26         107.63         208,533         7.0%
    35,004        GNMA Pool #431036                       8.000%      07-15-26         109.18          38,217         7.3%
   244,272        GNMA Pool #431612                       8.000%      11-15-26         109.18         266,694         7.3%
    73,287        GNMA Pool #442190                       8.000%      12-15-26         109.18          80,014         7.3%
   275,795        GNMA Pool #448490                       7.500%      03-15-27         107.51         296,506         7.0%
   158,252        GNMA Pool #449176                       6.500%      07-15-28         105.62         167,140         6.2%
   577,979        GNMA Pool #457100                       6.500%      11-15-28         105.62         610,440         6.2%
   666,171        GNMA Pool #458762                       6.500%      01-15-28         105.62         703,585         6.2%
   277,995        GNMA Pool #460726                       6.500%      12-15-27         105.65         293,697         6.2%
   152,577        GNMA Pool #462444                       6.500%      12-15-27         105.65         161,195         6.2%
   158,722        GNMA Pool #462623                       6.500%      03-15-28         105.62         167,636         6.2%
   117,625        GNMA Pool #469226                       6.500%      03-15-28         105.62         124,231         6.2%
   380,470        GNMA Pool #469615                       6.500%      10-15-28         105.62         401,838         6.2%
 2,955,816        GNMA Pool #471369                       5.500%      05-15-33         101.80       3,009,020         5.4%
   394,455        GNMA Pool #472028                       6.500%      05-15-28         105.62         416,609         6.2%
   402,789        GNMA Pool #480030                       6.500%      06-15-28         105.62         425,411         6.2%
 1,360,157        GNMA Pool #486482                       6.500%      09-15-28         105.62       1,436,548         6.2%
   708,496        GNMA Pool #523002                       6.500%      02-15-32         105.46         747,183         6.2%


$  320,351        GNMA Pool #538314                       7.000%      02-15-32        $106.60       $ 341,497         6.6%
   508,397        GNMA Pool #547605                       6.500%      01-15-31         105.52         536,435         6.2%
   453,829        GNMA Pool #552393                       6.500%      02-15-32         105.46         478,610         6.2%
   361,350        GNMA Pool #554203                       7.000%      12-15-31         106.64         385,342         6.6%
   459,494        GNMA Pool #570141                       6.500%      12-15-31         105.52         484,835         6.2%
 1,718,694        GNMA Pool #585467                       6.000%      08-15-32         104.07       1,788,596         5.8%
   966,538        GNMA Pool #587080                       6.500%      05-15-32         105.46       1,019,316         6.2%
 1,839,746        GNMA Pool #589580                       5.500%      11-15-32         101.80       1,872,919         5.4%
 1,684,899        GNMA Pool #595207                       5.500%      12-15-32         101.80       1,715,280         5.4%
 1,390,724        GNMA Pool #595455                       5.500%      11-15-32         101.80       1,415,801         5.4%
 1,682,883        GNMA Pool #595606                       6.000%      11-15-32         104.07       1,751,328         5.8%
   236,850        GNMA Pool #780429                       7.500%      09-15-26         107.68         255,034         7.0%
                                                                                                   -----------
TOTAL INVESTMENTS (identified cost, $32,391,428) - 99.0%                                           $35,979,971
                                                                                                   -----------
Other Assets, less Liabilities - 1.0%                                                                  351,545
                                                                                                   -----------
Net Assets - 100.0%                                                                                $36,331,516
                                                                                                  ============


FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association

See notes to financial statemnts

WRIGHT CURRENT INCOME FUND (WCIF)
-------------------------------------------------------------------------------



               STATEMENT OF ASSETS AND LIABILITIES

                        December 31, 2003
-------------------------------------------------------------------------------


ASSETS:
  Investments, at value
    (identified cost of ($32,391,428)(Note 1A) $ 35,979,971
    Cash..................................          194,067
    Receivable for fund shares issued.....           94,147
    Interest receivable...................          179,222
    Other assets..........................            4,130
                                               ------------
    Total assets..........................     $ 36,451,537
                                               ------------


LIABILITIES:
  Payable for fund shares reacquired......     $     12,767
  Distributions payable...................           84,560
  Transfer agent fee payable..............            4,949
  12b-1 fees payable......................            1,451
  Accrued expenses and other liabilities..           16,294
                                               ------------
    Total liabilities.....................     $    120,021
                                               ------------


NET ASSETS................................     $ 36,331,516
                                               =============
NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $ 32,531,212
  Accumulated  net realized gain
   on investments (computed on the basis of
   identified cost).......................          296,321
  Unrealized appreciation on investments
   (computed on the basis of identified cost)     3,588,543
  Distributions in excess of net
   investment income......................         (84,560)
                                               ------------
   Net assets applicable to outstanding
    shares................................     $36,331,516
                                               ============
   SHARES OF BENEFICIAL INTEREST
    OUTSTANDING...........................        3,465,057
                                               ============
   NET ASSET VALUE, OFFERING PRICE, AND
    REDEMPTION PRICE PER SHARE OF
    BENEFICIAL INTEREST...................     $      10.49
                                               ==============

See notes to financial statements


                     STATEMENT OF OPERATIONS

                  Year Ended December 31, 2003
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B):

   Interest income........................     $ 2,973,771
                                               ------------

  Expenses -
   Investment adviser fee (Note 3)........     $   253,665
   Administrator fee (Note 3).............          50,733
   Compensation of Trustees not employees of
    the investment adviser or administrator          8,598
   Custodian fee (Note 1C)
    Standard shares (Note 1C).............          53,856
    Institutional shares (Note 1C)(1).....           4,138
   Distribution expenses (Note 4).........         124,446
   Transfer and dividend disbursing agent fees
    Standard shares.......................          20,105
    Institutional shares(1)...............           4,052
   Shareholder communications.............          10,727
   Printing...............................           5,208
   Interest expense.......................           4,146
   Audit services.........................          36,600
   Legal services.........................           9,806
   Registration costs
    Standard shares.......................          18,820
    Institutional shares(1)...............           8,769
   Miscellaneous..........................           5,015
                                               ------------
    Total expenses........................     $   618,684
                                               ------------

  Deduct -
   Allocation of expenses to
    investment adviser (Note 3)...........     $    (7,266)
   Reduction of distribution expenses
    by principal underwriter (Note 4).....         (86,603)
                                               ------------
    Total deductions......................     $   (93,869)
                                               ------------
    Net expenses..........................     $   524,815
                                               ------------
      Net investment income...............     $ 2,448,956
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $ 1,664,914
  Change in unrealized depreciation
   of investments.........................      (3,218,260)
                                               ------------
   Net realized and unrealized gain
    of investments........................      (1,553,346)
                                               ------------

    Net increase in net assets from
     operations...........................     $   895,610
                                               ============

(1) The Institutional Share class of the Current Income Fund was fully liquidated on May 20, 2003.

    See notes to financial statements

WRIGHT CURRENT INCOME FUND (WCIF)
-------------------------------------------------------------------------------


                                                                                                   Year Ended
                                                                                                   December 31
                                                                                     -----------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2003                  2002
------------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $  2,448,956          $  3,968,028
     Net realized gain (loss) on investments....................................        1,664,914              (136,364)
     Change in unrealized appreciation (depreciation) on investments............       (3,218,260)            1,762,726
                                                                                      ------------          ------------
       Net increase in net assets resulting from operations.....................     $    895,610          $  5,594,390
                                                                                      ------------          ------------

   Distributions to shareholders (Note 2) -
     From net investment income -
       Standard shares..........................................................     $ (2,349,214)         $ (2,850,468)
       Institutional shares.....................................................         (333,233)             (876,513)
     Tax return of capital
       Standard shares..........................................................               --              (184,992)
       Institutional shares.....................................................               --               (56,884)
                                                                                      ------------          ------------
       Total distributions......................................................     $ (2,682,447)         $ (3,968,857)
                                                                                      ------------          ------------

   Net increase (decrease) in net assets from Fund share transactions (Note 5)-
     Standard shares............................................................     $(21,111,610)         $  2,848,357
     Institutional shares.......................................................      (15,550,021)           (3,221,642)
                                                                                      ------------          ------------
       Net decrease in net assets from fund share transactions..................     $(36,661,631)         $   (373,285)
                                                                                      ------------          ------------

       Net increase (decrease) in net assets....................................     $(38,448,468)         $  1,252,248
NET ASSETS:
   At beginning of year.........................................................       74,779,984            73,527,736
                                                                                      ------------          ------------
   At end of year...............................................................     $ 36,331,516          $ 74,779,984
                                                                                     =============         =============
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME INCLUDED
   IN NET ASSETS AT END OF YEAR.................................................     $    (84,560)         $   (123,000)
                                                                                     =============         =============


See notes to financial statements

WRIGHT CURRENT INCOME FUND (WCIF)
-------------------------------------------------------------------------------



                                                                           Year Ended December 31,
                                                              ---------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            2003          2002        2001(4)      2000(4)     1999(4)
-----------------------------------------------------------------------------------------------------------------------------
Standard Shares
Net asset value, beginning of year..........                  $ 10.810     $  10.580    $  10.460    $  10.090    $ 10.660
                                                              --------     --------     --------     --------     --------
Income (loss) from investment operations:
   Net investment income(1)  ...............                  $  0.417     $   0.565    $   0.616    $   0.631    $  0.620
   Net realized and unrealized gain (loss)..                    (0.235)        0.231        0.120        0.372      (0.570)
                                                              --------     --------     --------     --------     --------
       Total income from
          investment operations.............                  $  0.182    $   0.796    $   0.736    $   1.003    $  0.050
                                                              --------     --------     --------     --------     --------

Less distributions:
   Distributions from net investment income.                  $ (0.502)    $  (0.555)   $  (0.616)   $  (0.633)   $ (0.620)
   Tax return of capital....................                     -            (0.011)      --           --          --
                                                              --------     --------     --------     --------     --------
       Total distributions..................                  $ (0.502)    $  (0.566)   $  (0.616)   $  (0.633)   $ (0.620)
                                                              --------     --------     --------     --------     --------
Net asset value, end of year................                  $ 10.490     $  10.810    $  10.580    $  10.460    $ 10.090
                                                              =========    =========    =========    =========    =========
Total return(2) ............................                     1.73%         7.70%        7.18%       10.31%        0.52%

Ratios/Supplemental Data(1):

   Net assets, end of year (000 omitted)....                  $  36,332    $  59,077    $  54,966    $  68,015     $76,452
   Ratio of net expenses to average net assets                    0.95%        0.97%(3)     0.95%(3)(6)  0.95%(3)(6)  0.91%(3)

   Ratio of net expenses after custodian fee
     reduction to average net assets(6) ....                      0.95%        0.95%(3)(7)   --           --           --
   Interest expense.........................                      0.01%           --          --           --           --
   Ratio of net investment income
      to average net assets.................                      4.43%        5.28%        5.83%        6.22%       6.02%
   Portfolio turnover rate .................                        20%          36%(5)        4%(5)        6%(5)       0%(5)

-----------------------------------------------------------------------------------------------------------------------------------

(1)For the years ended  December 31,  2003,  2002,  2001,  2000,  and 1999,  the
   operating expenses of the fund were reduced by an allocation of expenses to the investment adviser or a reduction in distribution expense by the distributor. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                2003          2002         2001         2000         1999
                                                     ------------------------------------------------------------------------

     Net investment income per share........                  $  0.401     $   0.555    $   0.609    $   0.629     $  0.615
                                                              =========    =========    =========    =========     =========
     Ratios (As a percentage of average net assets):

       Expenses ............................                     1.12%         1.06%(3)     1.02%(3)     0.97%(3)     0.96%(3)
                                                              =========    =========    =========    =========     =========
       Expenses after custodian fee reduction(7)                 1.12%         1.04%(3)     --           --          --
                                                              =========    =========    =========    =========     =========
       Interest expense.....................                     0.01%         --           --           --          --
                                                              =========    =========    =========    =========     =========
       Net investment income................                     4.26%         5.19%        5.76%        6.20%        5.97%
                                                              =========    =========    =========    =========     =========
----------------------------------------------------------------------------------------------------------------------------

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)Includes each fund's share of its corresponding portfolio's allocated expenses.
(4)Certain of the per share data are based on average shares outstanding.
(5)Represents portfolio turnover rate at the fund's corresponding portfolio.
(6)Under a written agreement in effect for the current fiscal year, Wright waives all or a portion of either its advisory and/or distribution fees and assumes operating expenses to the extent necessary to limit expense ratios to 0.95% after custodian fee credits are applied.
(7)Custodian fees were reduced by credits resulting from cash balances the fund and/or the portfolio maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.

See notes to financial statements


WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
Notes to Financial Statements

(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright Managed Income Trust (the Trust), issuer of Wright U.S. Treasury Money Market Fund (WTMM) series, Wright U.S. Government Near Term Fund (WNTB) series, Wright U.S. Government Intermediate Fund (WUSGI) series, Wright Total Return Bond Fund (WTRB) series, and Wright Current Income Fund (WCIF) series (collectively, the Funds), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. WTMM seeks to provide as high a rate of current income as possible consistent with the preservation of capital and maintenance of liquidity. WNTB seeks a high level of income, which is normally above that available from short-term money market instruments or funds. WUSGI seeks a high total return with an emphasis on income. WTRB seeks a superior rate of total return, consisting of a high level of income plus price appreciation. WCIF seeks a high level of current income consistent with moderate fluctuations of principal. Prior to December 20, 2002, WNTB, WUSGI, and WCIF invested all of their investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding fund. Subsequent to December 20, 2002, the Funds invest directly in securities rather than through the Portfolio and maintain the same investment objective.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuations - Investments for which market quotations are readily available are valued at current market value as furnished by a pricing service. Investments for which valuations are not readily available will be appraised at their fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. WTMM's money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes market value. Use of amortized cost is subject to the fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

B. Interest Income - Interest income consists of interest accrued and discount earned (including both original issue and market discount) and amortization of premium or discount on long-term debt securities. The income is accrued ratably to the date of maturity on the investments of the funds.

C. Expense Reduction - The funds have entered into an arrangement with their custodian agent whereby interest earned on uninvested cash balances is used to offset custodian fees. All significant reductions are reported as a reduction of total expenses in the Statement of Operations.

D. Federal Taxes - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2003, the Trust, for federal income tax purposes, had capital loss carryovers of $609,212 (WNTB) and $1,759,664 (WTRB) which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the respective fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryovers will expire as follows:


     12/31            WNTB     WTRB
---------------------------------------------------------------------------
   2003               --       --
   2004               --       --
   2005               --       --
   2006            $37,825     --
   2007            297,581     --
   2008            273,806   $1,251,058
   2009
   2010              --         508,606


         At December 31, 2003, net capital losses of $18,591 for WNTB and $25,907 for WUSGI attributable to security transactions incurred after October 31, 2003 are treated as arising on the first day of the fund's current taxable year.

E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F. Other - Investment transactions are accounted for on the date the investments are purchased or sold.


(2)  DISTRIBUTIONS

     Each fund's policy is to determine net income once daily, as of the close of the New York Stock Exchange and the net income so determined is substantially declared as a dividend to shareholders of record at the time of such determination. Distributions of realized capital gains are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the same fund at the net asset value as of the ex-dividend date. Dividends may be reinvested in additional shares of the same fund at the net asset value as of the payable date.

     The Trust requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary overdistributions for financial statement purposes be classified as distributions in excess of net investment income or accumulated net realized gains.

     Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items.

     During the year ended December 31, 2003, the following amounts were reclassified due to differences between book and tax accounting created primarily by the deferral of certain losses for tax purposes and character reclassifications between net investment income and net realized capital gain.

                               Accumulated     Undistributed
                            Undistributed Net       Net
               Paid-In        Realized Gain     Investment
               Capital       on Investments       Income
-------------------------------------------------------------------------------

WTRB              $ -          $(243,319)      $243,319
WCIF                -           (271,931)       271,931
WUSGI           8,993             (3,281)        (5,712)
WNTB             (389)          (362,915)       363,304
-------------------------------------------------------------------------------

     Net investment income, net realized gains (losses) and net assets were not affected by these reclassifications.

(3)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged Wright Investors' Service, Inc. (Wright) to act as investment adviser to the funds pursuant to the respective Investment Advisory Contracts. Wright furnishes each fund with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the year ended December 31, 2003, the effective annual rate for WTMM was 0.35% and for WNTB, WUSGI, WCIF, and WTRB was 0.45%. To enhance the net income of WTMM, WNTB, and WUSGI, Wright made a reduction of its investment adviser fee by $58,024, $27,605, and $69,312, respectively. In addition, Wright has been allocated expenses of $91,244, $1,114, and $7,266 on behalf of WTMM, WUSGI, and WCIF, respectively.

     The Trust also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the year ended December 31, 2003, the effective annual rate was 0.07% for WTMM, 0.09% for WNTB, 0.09% for WUSGI, 0.07% for WTRB, and 0.09% for WCIF. Certain of the Trustees and officers of the Trust are directors/trustees and/or officers of the above organizations. Except as to Trustees of the Trust who are not employees of Eaton Vance or Wright, Trustees and officers received remuneration for their services to the Trust out of fees paid to Eaton Vance and Wright.

(4)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that each of the funds, except WTMM, will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter), a wholly-owned subsidiary of Winthrop, at an annual rate of 0.25% of the average daily net assets of each fund's Standard Shares for activities primarily intended to result in the sale of each fund's shares. To enhance the net income of WNTB, WUSGI, WTRB, and WCIF, the Principal Underwriter made a reduction of its fee by $76,120, $38,509, $87,576, and $86,603,
respectively.

In addition, the Trustees have adopted a service plan (the Service Plan) which allows the funds to reimburse the Principal Underwriter for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of each fund's shares. The amount of service fee payable under the Service Plan may not exceed 0.25% annually of each fund's average daily net assets. For the year ended December 31, 2003, the funds did not accrue or pay any service fees.

 (5) SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in fund shares were as follows:

                                                                      Year Ended                       Year Ended
                                                                   December 31, 2003                December 31, 2002
                                                              ------------------------------------------------------------
                                                               Shares            Amount         Shares            Amount
--------------------------------------------------------------------------------------------------------------------------------


Wright U.S. Treasury Money market  Fund--
     Sold.................................................  40,885,587    $  40,885,587      36,968,761     $  36,968,761
     Issued to shareholders in payment of
       distributions declared.............................      55,733           55,733         156,734           156,734
     Redemptions.......................................... (45,214,793)     (45,214,793)    (38,281,095)      (38,281,095)
                                                            -----------   --------------     -----------    --------------
         Net decrease.....................................  (4,273,473)   $  (4,273,473)     (1,155,600)    $  (1,155,600)
                                                            ===========   ==============    ============= =================

Wright U.S. Government Near Term Fund--
     Sold.................................................   1,235,965    $  12,845,606       1,167,139     $  12,125,339
     Issued to shareholders in payment of
       distributions declared                                   61,296          635,839          75,264           780,133
     Redemptions..........................................  (1,835,158)     (19,044,704)     (1,515,316)      (15,725,859)
                                                            -----------   --------------     -----------    --------------

         Net decrease.....................................    (537,897)   $  (5,563,259)       (272,913)    $  (2,820,387)
                                                            ============= ==============     =============  ===============

Wright U.S. GOVERNMENT INTERMEDIATE Fund--
     Sold.................................................     339,323    $   4,638,610         595,408     $   8,310,825
     Issued to shareholders in payment of
       distributions declared.............................      62,991          838,112          41,876           575,858
     Redemptions..........................................    (455,254)      (6,206,016)       (258,594)       (3,563,986)
                                                            -----------   --------------     -----------    --------------
         Net increase/(decrease)..........................     (52,940)        (729,294)        378,690     $   5,322,697
                                                            ===========   ===============    ============   ===============

Wright Total Return Bond Fund--
     Sold.................................................   1,205,393    $  15,614,387         649,865     $   8,208,631
     Issued to shareholders in payment of
      distributions declared..............................     106,037        1,375,694         150,168         1,897,860
     Redemptions..........................................  (1,051,037)     (13,631,293)     (1,805,464)      (22,886,365)
                                                            -----------   --------------     -----------    --------------
         Net increase/(decrease)..........................     260,393    $   3,358,788      (1,005,431)    $ (12,779,874)
                                                            ===========   ==============    ============= =================

Wright Current Income Fund -- Standard Shares

     Sold.................................................   1,044,836     $ 11,086,467       1,753,958     $  18,765,516
     Issued to shareholders in payment of
      distributions declared..............................     103,674        1,101,063         139,397         1,492,961
     Redemptions..........................................  (3,146,463)     (33,299,140)     (1,627,469)      (17,410,120)
                                                            -----------   --------------     -----------    --------------
         Net increase/(decrease)..........................  (1,997,953)    $(21,111,610)        265,886     $   2,848,357
                                                            ==========  = ==============    ============= =================

Wright Current Income Fund -- Institutional Shares

     Sold.................................................     394,118     $  4,020,000               -     $           -
     Issued to shareholders in payment of
      distributions declared..............................      27,597          282,568          91,650           933,035
     Redemptions..........................................  (1,948,242)     (19,852,589)       (409,996)       (4,154,677)
                                                            -----------   --------------     -----------    --------------
         Net decrease.....................................  (1,526,527)    $(15,550,021)       (318,346)    $  (3,221,642)
                                                            ===========   =============  =  ============= =================

--------------------------------------------------------------------------------------------------------------------------------

(6)  INVESTMENT TRANSACTIONS

     The Trust invests primarily in debt securities. The ability of the issuers of the debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or municipality. Purchases and sales and maturities of investments, other than short-term obligations, were as follows:

                      Year Ended December 31, 2003
-------------------------------------------------------------------------------
                WNTB        WUSGI       WTRB        WCIF
------------------------------------------------------------------------------

Purchases--
Non-U.S.
Obligations    $ -             $ -    $13,395,115   $ -
             ===========  =========== =========== ===========
U.S. Gov't
Obligations  $49,244,773  $25,227,470 $41,744,216 $10,493,255
             ===========  =========== =========== ===========

Sales --
Non-U.S. Gov't
Obligation     $ -          $ -       $10,141,605   $ -
            ===========  ===========  =========== ===========
U.S. Gov't
Obligations $56,903,899  $26,491,560  $41,604,381 $47,339,317
            ===========  =========== =========== ===========

-------------------------------------------------------------------------------



 (7) FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at December 31, 2003, as computed on a federal income tax basis, are as follows:

                WNTB        WUSGI       WTRB        WCIF
-------------------------------------------------------------------------------

Aggregate
 cost.........$27,639,967 $13,794,027  $41,306,755  $32,391,428
              ==========  ============ =========== =============
Gross unrealized
 appreciation.     14,905      70,944      730,312   3,630,502
Gross unrealized
 depreciation.   (243,198)   (113,107)    (197,685)    (41,959)
                ----------  ----------   ----------  ----------

Net unrealized
 depreciation. $ (228,293)  $ (42,163)   $ 532,627 $ 3,588,543
               ===========   ==========  ==========  ==========


(8)  LINE OF CREDIT

     The funds participate with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit, is allocated among the participating funds at the end of each quarter. The funds did not have significant borrowings or allocated fees during the year ended December 31, 2003.

(9)  CLASS ELIMINATION

     The Institutional Share class of Current Income Fund was fully liquidated on May 20, 2003.

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT

         To the Trustees and Shareholders of
         The Wright Managed Income Trust:


         We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Wright Managed Income Trust (the "Trust"), comprising the Wright U.S. Treasury Money Market Fund, Wright U.S. Government Near Term Fund, Wright U.S. Government Intermediate Fund, Wright Total Return Bond Fund, and Wright Current Income Fund (the "Funds"), as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting The Wright Managed Income Trust as of December 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

         DELOITTE & TOUCHE LLP



         Boston, Massachusetts
         February 23, 2004

MANAGEMENT AND ORGANIZATION (unaudited)
------------------------------------------------------------------------------



FUND MANAGEMENT. The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust. The Trustees and principal officers of the Trusts are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The business address of each Trustee and principal officer is 255 State Street, Boston, Massachusetts 02109.

Definitions:
-----------

"WISDI" means Wright Investors' Service Distributors, Inc., the principal underwriter of the fund.
"Winthrop" means The Winthrop Corporation, a holding company which owns all of the shares of Wright and WISDI.


                                                                                              Number of      Other Trustee/
                                         Term*                                                Portfolios in  Director/
Name,                    Position(s)     of Office                                            Fund Complex   Partnership/
Address                  with the        and Length     Principal Occupation                  Overseen       Employment
and Age                  [Trust/Fund]    of Service     During Past Five Years                By Trustee     Positions Held
-----------------------------------------------------------------------------------------------------------------------------------


Interested Trustees

H. Day Brigham, Jr.**    Vice President, Vice President,   Director of Wright and Winthrop since    8            Director of
Age   77                 Secretary       Secretary and     February 1997; Retired Vice President,                Wright and
                         and             Trustee           Chairman of the Management Committee                  Winthrop
                         Trustee         since             and Chief Legal Officer of Eaton Vance
                                         Inception         Corp.; Vice President and Secretary of
                                                           8 funds managed by Wright

-----------------------------------------------------------------------------------------------------------------------------------

Peter M. Donovan***      President      President         Chairman and Chief Executive Officer and    8            Director of
Age   60                 and            and Trustee       Director of Wright and Winthrop; Chairman                Wright and
                         Trustee        since             of the Investment Committee; Vice President,             Winthrop
                                        Inception         Treasurer and a Director of WISDI; President
                                                          of 8 funds managed by Wright

----------------------------------------------------------------------------------------------------------------------------------

A.M. Moody, III****      Vice President Vice President    President, AM Moody Consulting LLC          8             None
Age   67                 and            of the Trusts     since July 1, 2003; Vice President of 8 funds
                         Trustee        since  December,  managed  by  Wright;Retired  Senior  Vice
                                        1990;Trustee of   President   of  Wright   and   Winthrop;
                                        the Trusts since  Retired President  of WISDI.
                                        January, 1990



-------------------------------------------------------------------------------

*     Trustees serve an indefinite term. Officers are elected annually.

** Mr. Brigham is an interested person of the Trusts because of his positions as Vice President and Secretary of the Trusts and a Director of Wright and Winthrop.

*** Mr. Donovan is an interested person of the Trusts because of his positions as President of the Trusts, Chairman, Chief Executive Officer and Director of Wright and Winthrop and Vice President, Treasurer and a Director of WISDI.

**** Mr. Moody is an interested person of the Trusts because of his positions as Vice President of the Trusts and his affiliation as a consultant to Wright.

-------------------------------------------------------------------------------





Independent Trustees

James J. Clarke          Trustee        Trustee           Principal, Clarke Consulting            8                None
Age   62                                since             (financial management and
                                        December, 2002    strategic planning)

------------------------------------------------------------------------------------------------------------------------------

Dorcas R. Hardy          Trustee        Trustee           President, Dorcas R. Hardy & Associates  8               None
Age   57                                since             (a public policy and government relations
                                        December,         1998 firm)Spotsylvania,VA;
                                                          Director,  The Options Clearing Corporation
                                                          and First Coast Service Options,
                                                          Jacksonville, FL 1996-1998  -  Chairman
                                                          and CEO of Work Recovery, Inc.(an advanced
                                                          rehabilitation technology firm)Tucson, AZ

-------------------------------------------------------------------------------------------------------------------------------

Leland Miles             Trustee        Trustee           President Emeritus, University of        8               None
Age   80                                since 1988        Bridgeport (1987 to present); President
                                                          Emeritus of the International Association
                                                          of University Presidents (1984-present)

----------------------------------------------------------------------------------------------------------------------------------

Richard E. Taber         Trustee        Trustee since     Chairman and Chief Executive             8               None
Age   55                                March, 1997       Officer of First County Bank,
                                                          Stamford, CT

----------------------------------------------------------------------------------------------------------------------------------


PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

Judith R. Corchard       Vice President Vice President    Executive Vice President, Investment
Age   65                                of the Trusts     Management; Senior Investment Officer
                                        since June, 1998; and Director of Wright and Winthrop;
                                                          Vice President of 8 funds managed
                                                          by Wright

----------------------------------------------------------------------------------------------------------------------------------

James L. O'Connor        Treasurer      Treasurer of      Vice President Eaton Vance Management;
Age 58                                  the Trusts        Administrator for the funds;
                                        since             April 1989; Officer of
                                                          8  funds   managed  by
                                                          Wright  and  36  funds
                                                          managed by Eaton Vance
                                                          and its affiliates.

----------------------------------------------------------------------------------------------------------------------------------

Additional information about the Funds' Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling 1-800-888-9471.

          IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDERS DOCUMENTS
-------------------------------------------------------------------------------


The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Wright, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Wright, or your financial adviser, otherwise.

If you would prefer that your Wright documents not be householded, please contact Wright at 1-800-888-9471, or your financial adviser.

Your instructions that householding not apply to delivery of your Wright documents will be effective within 30 days of receipt by Wright or your financial adviser.



                      PROXY VOTING POLICIES AND PROCEDURES
-------------------------------------------------------------------------------


From time to time funds are required to vote proxies related to the securities held by the funds. The Wright Managed Funds vote proxies according to a set of policies and procedures approved by the Funds' Boards. You may obtain a description of these policies and procedures without charge, upon request, by calling 1-800-888-9471. This description will also be available on the Securities and Exchange Commissions website at http://www.sec.gov. after May 1, 2004.

ANNUAL REPORT

         OFFICERS AND TRUSTEES OF THE FUNDS
         Peter M. Donovan, President and Trustee
         H. Day Brigham, Jr., Vice President , Secretary and Trustee
         A. M. Moody III, Vice President and Trustee
         Judith R. Corchard, Vice President
         James J. Clarke, Trustee
         Dorcas R. Hardy, Trustee
         Leland Miles, Trustee
         Richard E. Taber, Trustee
         James L. O'Connor, Treasurer
         William J. Austin, Jr., Assistant Treasurer

         ADMINISTRATOR
         Eaton Vance Management
         255 State Street
         Boston, Massachusetts 02109

         INVESTMENT ADVISER
         Wright Investors' Service
         440 Wheelers Farms Road
         Milford, Connecticut 06460

         PRINCIPAL UNDERWRITER
         Wright Investors' Service Distributors, Inc.
         440 Wheelers Farms Road
         Milford, Connecticut 06460
         (800) 888-9471
         e-mail: funds@wrightinvestors.com

         CUSTODIAN
         Investors Bank & Trust Company
         200 Clarendon Street
         Boston, Massachusetts 02116

         TRANSFER AND DIVIDEND DISBURSING AGENT
         Forum Shareholder Services, LLC
         Two Portland Square
         Portland, ME 04101

         INDEPENDENT AUDITORS
         Deloitte & Touche LLP
         200 Berkeley Street
         Boston, Massachusetts 02116-5022


         This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a Fund's current prospectus.

Item 2. CODE OF ETHICS

The registrant has adopted a code of ethics applicable to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-888-9471.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has designated James J. Clarke, an independent trustee, as its audit committee financial expert. Mr. Clarke is the Principal of Clarke Consulting, a financial management and strategic planning firm.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a)      Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and filings or engagements for those fiscal years were as follows: 2003: $106,500, and 2002: $133,800.

         (b)      Audit-Related Fees

                  None.

         (c)      Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were 2003: $16,500, and 2002: $24,150. The nature of the services comprising these fees was tax compliance, tax advice and tax planning including fees for tax return preparation.

         (d)      All Other Fees

                  None.

         (e) (1) The registrant's audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant's principal accountant (the "Pre-Approval Policies"). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and
(ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees with the exception of any de minimus engagement meeting applicable requirements. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the registrant's audit committee. The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant's audit committee at least annually. The registrant's audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant's principal accountant.

             (2)  Not applicable.

         (f)      Not applicable.

         (g)      Not applicable.

         (h)      Not applicable.


Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not required in Filing

6. [Reserved]

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Required in Filing.

Item 8. [RESERVED]

Item 9. CONTROLS AND PROCEDURES

(a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10. EXHIBITS

(a)(1) Registrants Code of Ethics - Not applicable (please see Item 2).
(a)(2) Treasurer's and President's Section 302 certification.
(b)    Combined Section 906 certification.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE WRIGHT MANAGED INCOME TRUST (ON BEHALF OF WRIGHT U.S. TREASURY MONEY MARKE FUND, WRIGHT U.S.GOVERNMENT NEAR TERM FUND, WRIGHT U.S. GOVERNMENT INTERMEDIAT FUND, WRIGHT TOTAL RETURN BOND FUND AND WRIGHT CURRENT INCOME FUND)



By:      /s/ Peter M. Donovan
         ---------------------
         Peter M. Donovan
         President

Date:   March 3, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ James L. O'Connor
         ---------------------
         James L. O'Connor
         Treasurer

Date: March 3, 2004


By:     /s/ Peter M. Donovan
        ---------------------
         Peter M. Donovan
         President

Date: March 3, 2004